INVESTOR DAY | NOVEMBER 28, 2018 Strategic Growth and Operational Excellence: The Five-Year Game Plan (2018–2022)

Safe Harbor This presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements include, without limitation, statements regarding our 2018 and 2019 earnings per share attributable to Alexandria’s common stockholders – diluted, 2018 and 2019 funds from operations per share attributable to Alexandria’s common stockholders – diluted, net operating income, and our projected key sources and uses of capital. You can identify the forward-looking statements by their use of forward-looking words, such as “forecast,” “guidance,” “projects,” “estimates,” “anticipates,” “goals,” “believes,” “expects,” “intends,” “may,” “plans,” “seeks,” “should,” or “will,” or the negative of those words or similar words. These forward-looking statements are based on our current expectations, beliefs, projections, future plans and strategies, anticipated events or trends, and similar expressions concerning matters that are not historical facts, as well as a number of assumptions concerning future events. There can be no assurance that actual results will not be materially higher or lower than these expectations. These statements are subject to risks, uncertainties, assumptions, and other important factors that could cause actual results to differ materially from the results discussed in the forward-looking statements. Factors that might cause such a difference include, without limitation, our failure to obtain capital (debt, construction financing, and/or equity) or refinance debt maturities, increased interest rates and operating costs, adverse economic or real estate developments in our markets, our failure to successfully place into service and lease any properties undergoing development or redevelopment and our existing space held for future development or redevelopment (including new properties acquired for that purpose), our failure to successfully operate or lease acquired properties, decreased rental rates, increased vacancy rates or failure to renew or replace expiring leases, defaults on or non-renewal of leases by tenants, adverse general and local economic conditions, an unfavorable capital market environment, decreased leasing activity or lease renewals, and other risks and uncertainties detailed in our filings with the Securities and Exchange Commission (“SEC”). Accordingly, you are cautioned not to place undue reliance on such forward-looking statements. All forward-looking statements are made as of the date of this presentation, and unless otherwise stated, we assume no obligation to update this information and expressly disclaim any obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. For more discussion relating to risks and uncertainties that could cause actual results to differ materially from those anticipated in our forward-looking statements, and risks to our business in general, please refer to our SEC filings, including our most recent annual report on Form 10-K and any subsequent quarterly reports on Form 10-Q. Alexandria®, Lighthouse Design® logo, Building the Future of Life-Changing Innovation™, LaunchLabs®, Alexandria Center®, Alexandria Technology Square®, Alexandria Summit®, Alexandria Technology Center®, Alexandria Science Hotel®, Alexandria Venture Investments®, and Alexandria Innovation Center® are trademarks of Alexandria Real Estate Equities, Inc. All other company names, trademarks, and logos referenced herein are the property of their respective owners. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Alexandria’s mission is to create clusters that ignite and accelerate the world’s leading innovators in their noble pursuit of advancing human health by curing disease and improving nutrition ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Alexandria’s Strategic Core Verticals REAL ESTATE Alexandria owns, operates, and develops collaborative life science and technology campuses in the top urban innovation clusters. VENTURE THOUGHT CORPORATE INVESTMENTS LEADERSHIP RESPONSIBILITY Alexandria provides investment Alexandria convenes our Alexandria is dedicated to capital to innovative life science world-class global network for making lasting, positive change and technology entities unique and interactive through our sustainable through our strategic venture programming, including the buildings, philanthropy, capital arm, Alexandria Alexandria Summit®, to create and volunteerism in the Venture Investments®. opportunities for collaboration communities where we live that will shape the future and work. of healthcare. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Alexandria: The Innovator and Leader in Our First-in-Class Life Science Clusters Greater Boston | San Francisco | New York City | San Diego | Seattle | Maryland | Research Triangle Park ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Alexandria’s Unique and Proven Urban Cluster Model Location Best-in-class locations immediately adjacent to the world’s top academic and medical centers Innovation Broad and diverse leading-edge life science and technology entities Talent Highly skilled scientific, engineering, and entrepreneurial management talent Capital Significant and strategic capital from the federal government, venture capitalists, and the biopharmaceutical industry ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Alexandria’s Collaborative Campuses Drive Productivity, Efficiency, and Success Assets located proximate to world-class research institutions with access to top talent Transit-oriented developments critically important for increasingly congested areas Highly amenitized Mission-critical facilities that support both laboratory and office uses Inspiring and beautiful architecture, sustainable design, and public art ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

GREATER BOSTON REGION ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

2006: Before Alexandria Binney Street, Cambridge Multiple parcels Disjointed land use Limited number of high-quality companies No community benefits Very few building amenities ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Alexandria Center® at Kendall Square: Building the Epicenter of Innovation 2006–2009 Land and buildings acquired 2009–2010 Rezoning and special permits granted 2013 225 Binney Street completed 150 Second Street acquired 2015 75/125 Binney Street completed 11 Hurley Street acquired and redeveloped (2016) 2017 50 & 60 Binney Street completed 100 Binney Street completed Future New amenities and campus upgrades ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Alexandria Technology Square®: Iconic Campus at MIT’s Doorstep 2006 Campus acquired 2007 200 Technology Square lab conversion completed 2011 Catalyst Restaurant and Conference Center opens Area 4 Café opens 2012 400 Technology Square lab conversion completed Future Campus and public space improvements ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Alexandria Center® at 2016 2017 2018 2019 Future One Kendall Square: Campus Infrastructure Alexandria Campus and 325 Binney Street Expanding a acquired improvements LaunchLabs® opens public space begin 399 Binney Street improvements World-Class Cluster complete 4Q18 1. As of June 30, 2018. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Alexandria’s Collaborative Urban Campuses in East Cambridge MIT HARVARD UNIVERSITY BUILDING DYNAMIC ECOSYSTEMS ALEXANDRIA CENTER® AT KENDALL SQUARE ALEXANDRIA TECHNOLOGY SQUARE® ALEXANDRIA CENTER® AT ONE KENDALL SQUARE ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Alexandria’s Significant Increases in Annual Rental Revenue in East Cambridge DEVELOPMENT REDEVELOPMENT DEVELOPMENT & REDEVELOPMENT Alexandria Center® Alexandria Alexandria Center® at Kendall Square Technology Square® at One Kendall Square $15M $46M $42M 2006–20091 20062 20163 $162M $88M $65M 20181 20182 Pro Forma 4Q193 1. Represents annual rental revenue as of December 31, 2009 and September 30, 2018. 2. Represents annual rental revenue as of December 31, 2006 and September 30, 2018. Annualized NOI for the quarters ended December 31, 2006 and September 30, 2018 were $40 million and $86 million, respectively. 3. Represents annual rental revenue as of December 31, 2016 and projected annual rental revenue as of December 31, 2019. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Alexandria’s Leadership Position in East Cambridge East Cambridge Lab Market2 4.2M RSF 11.8M Alexandria’s Collaborative Urban Campuses1 RSF Total Lab Market Size 1.9% Alexandria’s 1.2% Vacancy1 Lab Market Vacancy 1. Operating properties as of September 30, 2018. 2. Source: CBRE. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Alexandria’s Strategic Relationships in Greater Boston Academic & Research Institutions Public Companies Venture Capital Firms Private Companies ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Alexandria Is Well Positioned to Re-Lease Rollover Space in Greater Boston LIFE SCIENCE DEMAND2 CONTRACTUAL LEASE EXPIRATIONS 20191 2.8M RSF 232K RSF LIFE SCIENCE REQUIREMENTS2 69 1. As of September 30, 2018. Includes negotiating/anticipating and remaining expiring leases. 2. Source: CBRE. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Alexandria & Alnylam: Long-Term Value and Enduring Relationship 129,000 RSF Lease term at 300 Third Street: 27 years | 2006-2034 (Includes executed renewal periods) Strong increases in cash and GAAP rent over the term Modest capital expenditure investment over the term Signed first lease in 2002 for 3,900 RSF in the Alexandria Science Hotel® at 790 Memorial Drive 300 THIRD STREET, CAMBRIDGE ALEXANDRIA CENTER® AT KENDALL SQUARE ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

SAN FRANCISCO REGION ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

2004: Before Alexandria Mission Bay/SoMa, San Francisco Home to railyards for nearly 100 years until the 1990s Master developer and the City of San Francisco created a large-scale master plan UCSF begins expansion of its research campus UCSF opened its first building in Mission Bay in 2003 ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Alexandria’s Transformation and Expansion of Our Mission Bay/SoMa Cluster 2004–2005 Acquired multiple land parcels and related entitlements to develop office/laboratory space 2007 1700 Owens Street completed 2011 1500 Owens Street completed 409/499 Illinois Street acquired 455 Mission Bay Boulevard South completed 2014 1455 and 1515 Third Street construction begins 2017 510 Townsend Street completed 505 Brannan Street completed 2018 ARE-GSW-Uber JV project and GSW Arena construction begins ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Alexandria’s Collaborative Urban Campuses in Mission Bay/SoMa GLADSTONE INSTITUTES UCSF RESEARCH CAMPUS UCSF MEDICAL CENTER BUILDING DYNAMIC ECOSYSTEMS ALEXANDRIA’S MISSION BAY/SOMA CLUSTER ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Alexandria’s Leadership Position in San Francisco San Francisco Lab Market2 4.5M RSF 21.5M Alexandria’s Collaborative Urban Campuses1 RSF Total Lab Market Size 0% Alexandria’s 3.7% Vacancy1 Lab Market Vacancy 1. Operating properties as of September 30, 2018. 2. Source: JLL. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Alexandria’s Strategic Relationships in San Francisco Academic & Research Institutions Public Companies Venture Capital Firms Private Companies ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Alexandria Is Well Positioned to Re-Lease Rollover Space in San Francisco LIFE SCIENCE DEMAND2 CONTRACTUAL LEASE EXPIRATIONS 20191 2.0M RSF 189K RSF LIFE SCIENCE REQUIREMENTS2 60 1. As of September 30, 2018. Includes negotiating/anticipating and remaining expiring leases. 2. Source: Newmark Knight Frank. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Alexandria & Theravance: Long-Term Value and Enduring Relationship 170,000 RSF Lease term: 28 years 2001-2030 (Includes executed renewal periods) Strong increases in cash and GAAP rent over the term Modest capital expenditure investment over the term to maintain a Class A facility Properties acquired in 2002 with Theravance as the anchor tenant 901 AND 951 GATEWAY BOULEVARD, SOUTH SAN FRANCISCO ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

NEW YORK CITY REGION ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

2005: Before Alexandria New York City Bellevue hospital laundry facility Underutilized parking area Academic and clinical care hospitals disconnected from one another Limited early-stage life science venture capital No commercial life science ecosystem Alexandria selected by the City of New York to create the city’s first life science campus, in the heart of Manhattan’s East Side Medical Corridor ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Alexandria’s Transformation and Expansion of Our NYC Life Science Cluster 2005 Alexandria selected by the City of New York to create the city’s first life science campus 2010 Alexandria Center® for Life Science – NYC (ACLS) East Tower completed 2014 ACLS West Tower completed 2018 219 East 42nd Street acquired 30-02 48th Avenue, Long Island City, acquired Future ACLS North Tower ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Alexandria’s New York City Cluster in the Heart of the East Side Medical Corridor COLUMBIA UNIVERSITY ALBERT EINSTEIN COLLEGE OF MEDICINE ICAHN SCHOOL OF MEDICINE AT MOUNT SINAI MEMORIAL SLOAN KETTERING CANCER CENTER WEILL CORNELL MEDICINE NEWYORK– HOSPITAL FOR PRESBYTERIAN SPECIAL SURGERY HOSPITAL THE ROCKEFELLER UNIVERSITY GOOGLE V 219 EAST 42ND STREET CORNELL TECH NYU LANGONE MEDICAL CENTER NEW YORK GENOME CENTER V IBM WATSON V ALEXANDRIA LIFE SCIENCE FACTORY AT LONG ISLAND CITY THE AARON DIAMOND AIDS RESEARCH CENTER ALEXANDRIA CENTER® FOR LIFE SCIENCE − NEW YORK CITY NEW YORK EYE AND EAR INFIRMARY OF MOUNT SINAI BELLEVUE V HOSPITAL CENTER ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Alexandria’s Leadership Position in New York City New York City Lab Market 1.1M RSF 1.1M Alexandria’s Collaborative Urban Campuses1 RSF Total Lab Market Size 2.8% Alexandria’s 2.8% Vacancy1 Lab Market Vacancy 1. Operating properties as of September 30, 2018. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Alexandria’s Strategic Relationships in New York City Academic & Research Institutions Public Companies Venture Capital Firms Private Companies ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Catalyzing the NYC Life Science Cluster Collaborative campus environment World-class amenities on a 4.5-acre site (1 acre of open green space) 50+ tenants ranging from multinational pharma to early-stage biotech Alexandria Science Hotel® Alexandria LaunchLabs® Alexandria Venture Investments® Alexandria Seed Capital Platform ALEXANDRIA CENTER® FOR LIFE SCIENCE – NYC ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Alexandria Is Well Positioned to Re-Lease Rollover Space in New York City LIFE SCIENCE DEMAND2 CONTRACTUAL LEASE EXPIRATIONS 20191 217K RSF 4.5K RSF LIFE SCIENCE REQUIREMENTS2 12 1. As of September 30, 2018. Includes negotiating/anticipating and remaining expiring leases. 2. Source: Cushman & Wakefield. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Alexandria’s Leadership in Accelerating the Growth of NYC’s Early-Stage Companies NYC has emerged as a predominantly early-stage market 40+ high-growth seed- and early-stage companies across 185,000 RSF Over $1B in private investment raised Nurturing startups and seed-stage academic spinouts Recruiting life science tenants to NYC Increased seed- and early-stage investment in promising life science companies Attracted serial life science entrepreneurs, who are vital to new company formation ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

SAN DIEGO REGION ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

2010: Before Alexandria Torrey Pines and University Town Center, San Diego Limited Class A space Non-differentiated design Limited amenities Anchored by world-class medical research institutions and UCSD ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

2010 2012 2015 2016 2017 Future Campus Pointe by 10300 10300 CPD 10290 CPD 10290 CPD 4110 Campus Alexandria: Creating Campus Point redevelopment acquired redevelopment Campus Point Pointe 3 a World-Class Campus Drive (CPD) completed completed Court acquired acquired Green Acre Restaurant opens ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Strategic Growth of the 2010 2012 2013 2016 Future Illumina HQ Campus at Campus acquired Building 4 Building 5 Building 6 Building 7 Three-building completed (amenities center) completed 5200 Illumina Way campus fully leased and amphitheater completed ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Alexandria’s Collaborative Urban Campuses in Torrey Pines and University Town Center GENOMICS INSTITUTE OF THE NOVARTIS RESEARCH THE SCRIPPS FOUNDATION SALK INSTITUTE RESEARCH FOR BIOLOGICAL INSTITUTE STUDIES UNIVERSITY OF ARE CALIFORNIA, ILLUMINA CAMPUS SAN DIEGO ARE TOWNE CENTRE ARE ESPLANADE BUILDING DYNAMIC ECOSYSTEMS ARE NAUTILUS ARE SPECTRUM ARE SUNRISE ARE TORREY RIDGE CAMPUS POINTE BY ALEXANDRIA ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Alexandria’s Leadership Position in San Diego San Diego Lab Market2 4.3M RSF 16.3M Alexandria’s Collaborative Urban Campuses1 RSF Total Lab Market Size 5.8% Alexandria’s 6.2% Vacancy1 Lab Market Vacancy 1. Operating properties as of September 30, 2018. 2. Sources: CBRE and Cushman & Wakefield. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Alexandria’s Strategic Relationships in San Diego Academic & Research Institutions Public Companies Venture Capital Firms Private Companies ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

A Unique Destination Coalescing San Diego’s Life Science Ecosystem The Alexandria at Torrey Pines Filling a critical need for dining, collaboration, and event space Community membership model Sophisticated, upscale design Superior amenities that enhance the ability of leading companies to attract and retain top talent: • Luxury fitness center • Inventive restaurant in partnership with celebrity chef • Cutting-edge conference and event space ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Alexandria Is Well Positioned to Re-Lease Rollover Space in San Diego LIFE SCIENCE DEMAND2 CONTRACTUAL LEASE EXPIRATIONS 20191 1.0M RSF 190K RSF LIFE SCIENCE REQUIREMENTS2 29 1. As of September 30, 2018. Includes negotiating/anticipating and remaining expiring leases. 2. Sources: CBRE and Cushman & Wakefield. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Alexandria: The Proven Developer in San Diego Leading Life Science Companies Trust Alexandria to Deliver ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

SEATTLE REGION ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

1996: Before Alexandria Lake Union Seattle’s commercial maritime industry hub Very little commercial life science space No large commercial life science companies Minimal amenities University of Washington and Fred Hutchinson Cancer Research Center in early stages Limited early-stage venture capital ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Alexandria’s Strategic Growth in Lake Union 2002 2003 2004 2010 2012 2018 2019 Future 1201 and 1208 1616 1551 199 East 219 Terry 2301 5th 188 East 1165 and 1150 Eastlake Eastlake Eastlake Blaine Street Avenue North Avenue Blaine Street Eastlake Avenue East Avenue East Avenue East Avenue East completed completed acquired delivery 701 Dexter acquired acquired acquired Avenue North ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Alexandria’s Collaborative Urban Campuses in Lake Union UNIVERSITY OF WASHINGTON FRED HUTCHINSON CANCER RESEARCH CENTER 400 DEXTER AVENUE NORTH 219 TERRY AVENUE NORTH 701 DEXTER AVENUE NORTH 2301 5TH AVENUE BUILDING DYNAMIC ECOSYSTEMS ALEXANDRIA’S LAKE UNION CLUSTER ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Alexandria’s Leadership Position in Seattle Seattle Lab Market2 1.2M RSF 4.0M Alexandria’s Collaborative Urban Campuses1 RSF Total Lab Market Size 2.4% Alexandria’s 1.5% Vacancy1 Lab Market Vacancy 1. Operating properties as of September 30, 2018. 2. Source: Broderick Group. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Alexandria’s Strategic Relationships in Seattle Academic & Research Institutions Public Companies Venture Capital Firms Private Companies ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

A Dynamic Facility Created to Unite the Rapidly Evolving Lake Union Cluster 400 Dexter Avenue North Global headquarters and R&D center for Juno Therapeutics Forward-looking, collaborative environment to support Juno’s recruitment and retention of top scientific talent Leading amenities, including a fully equipped fitness center, decks with iconic skyline views, creative gathering and meetings spaces, and a full-service restaurant Home to The Collective, a high-impact “urban basecamp” ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Alexandria Is Well Positioned to Re-Lease Rollover Space in Seattle LIFE SCIENCE DEMAND2 CONTRACTUAL LEASE EXPIRATIONS 20191 405K RSF 61K RSF LIFE SCIENCE REQUIREMENTS2 15 1. Contractual expirations as of September 30, 2018. Excludes spaces leased as of November 28, 2018. 2. Sources: CBRE and Cushman & Wakefield. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Alexandria & Fred Hutchinson Cancer Research Center: A Strategic Relationship Alexandria entered the Seattle market with a strategic purchase-leaseback with the Fred Hutchinson Cancer Research Center (FHCRC) Transaction enabled FHCRC to assemble what is today a 1.2M RSF campus in Lake Union FHCRC continues to spin out cutting-edge companies such as Juno Therapeutics, acquired by Celgene for $9B in 2018, the anchor tenant at 400 Dexter Avenue North FHCRC recently signed a 10-year, full-building lease at the iconic Lake Union Steam Plant 1201 EASTLAKE AVENUE, SEATTLE ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

MARYLAND REGION ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

2005: Before Alexandria Shady Grove Life Sciences Center Soft market with marginal prospects Relatively high vacancy and few large requirements NIH mostly contained within its Bethesda campus Limited venture capital ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

JOHNS HOPKINS NATIONAL CANCER UNIVERSITY INSTITUTE SHADY GROVE LIFE SCIENCES CENTER UNIVERSITY OF NATIONAL MARYLAND INSTITUTES OF HEALTH Alexandria’s 2004 2010 2011 2017 2018 Future Strategic Expansion 9800 & 9920 Medical 14920 9950 MCD 9900 MCD 9704–9714 MCD 9800 MCD Center Drive (MCD) Broschart acquired acquired and 9920 expansion of the Shady Grove acquired Road Belward Campus Life Sciences Cluster 15010 Broschart acquired Drive acquired Road acquired ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Alexandria’s Collaborative Urban Campuses in Shady Grove Life Sciences Center JOHNS HOPKINS NATIONAL CANCER UNIVERSITY INSTITUTE SHADY GROVE LIFE SCIENCES CENTER NATIONAL INSTITUTES OF HEALTH UNIVERSITY OF FOOD & DRUG MARYLAND ADMINISTRATION BUILDING DYNAMIC ECOSYSTEMS ALEXANDRIA’S SHADY GROVE LIFE SCIENCES CLUSTER ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Alexandria’s Leadership Position in Maryland Maryland Lab Market 2.5M RSF 7.9M Alexandria’s Collaborative Urban Campuses1 RSF Total Lab Market Size 2.8% Alexandria’s 1.5% Vacancy1 Lab Market Vacancy 1. Operating properties as of September 30, 2018. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Alexandria’s Strategic Relationships in Maryland Academic & Research Institutions Public Companies Venture Capital Firms Private Companies ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Alexandria Is Well Positioned to Re-Lease Rollover Space in Maryland LIFE SCIENCE DEMAND2 CONTRACTUAL LEASE EXPIRATIONS 20191 308K RSF 120K RSF LIFE SCIENCE REQUIREMENTS2 15 1. As of September 30, 2018. Includes negotiating/anticipating and remaining expiring leases. 2. Source: Scheer Partners. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Alexandria Life Science and Translational Research Center at 9800 Medical Center Drive Fully leased, 282,000 RSF four-building campus with on-site amenities First landlord in Shady Grove Life Sciences Center to obtain additional entitlements Expanding campus with a 79% pre-leased1 175,000 RSF office/ laboratory facility (left) Ground-up development expected to deliver in 2020 1. As of November 28, 2018. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Alexandria’s Leadership in the Shady Grove Life Sciences Center: 9704, 9708, 9712, and 9714 Medical Center Drive Strategic acquisition in 2018 to further our dominant position in the Shady Grove Life Sciences Center Fully leased, four-building office/laboratory portfolio totaling 215,000 RSF Adjacency to Alexandria’s existing assets provides for leasing optionality Implemented immediate campus improvements ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

RESEARCH TRIANGLE PARK REGION RESEARCH TRIANGLE PARK CAMPUS LEADERSHIP AND INNOVATION ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

1998: Before Alexandria Research Triangle Park No sophisticated landlords focused on life science space Limited options for early-stage companies Predominantly large, isolated single corporate campuses Limited venture capital Limited corporate campus-only amenities; no commercial/retail in the Park ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Alexandria’s Growth in Research Triangle Park 2000 7030 Kit Creek Road acquired 2004 2525 East NC Highway 54 acquired 2005 7010 and 7020 Kit Creek Road completed 2009 112/114 TW Alexander Drive completed 2011 7 Triangle Drive completed 2012 6 Davis Drive acquired 2013 407 Davis Drive acquired 2015 6040 George Watts Hill Drive completed 2016 2525 East NC Highway 54 redeveloped 2017 5 Laboratory Drive acquired and redeveloped (2018) Future 9 Laboratory Drive 6 Davis Drive campus expansion ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Alexandria’s Collaborative Urban Campuses in Research Triangle Park NC STATE 9 LABORATORY DRIVE EPA 5 LABORATORY DRIVE UNC DUKE UNIVERSITY 6 DAVIS DRIVE RTI INTERNATIONAL BUILDING DYNAMIC ECOSYSTEMS ALEXANDRIA CENTER® FOR AGTECH – RTP ALEXANDRIA CENTER® FOR LIFE SCIENCE – RTP ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Alexandria’s Leadership Position in Research Triangle Park Research Triangle Park Lab Market 1.1M RSF 4.9M Alexandria’s Collaborative Urban Campuses1 RSF Total Lab Market Size 3.4% Alexandria’s 15.7% Vacancy1 Lab Market Vacancy 1. Operating properties as of September 30, 2018. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Alexandria’s Strategic Relationships in Research Triangle Park Academic & Research Institutions Public Companies Venture Capital Firms Private Companies ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Alexandria’s Leadership in Growing RTP’s AgTech Ecosystem Redevelopment into the first multi-tenant AgTech R&D and greenhouse campus Campus fills a critical need for high-tech greenhouse space Amenitized with a conference center and event space, healthy restaurant, and state-of-the-art fitness center Collaborative campus, home to emerging AgTech companies and the future Alexandria LaunchLabs® – AgTech 5 LABORATORY DRIVE, RESEARCH TRIANGLE PARK ALEXANDRIA CENTER® FOR AGTECH – RTP ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Alexandria Is Well Positioned to Re-Lease Rollover Space in Research Triangle Park LIFE SCIENCE DEMAND2 CONTRACTUAL LEASE EXPIRATIONS 20191 356K RSF 50K RSF LIFE SCIENCE REQUIREMENTS2 15 1. As of September 30, 2018. Includes negotiating/anticipating and remaining expiring leases. 2. Sources: CBRE and Cushman & Wakefield. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Campus Aerial Rendering Alexandria Center® for AgTech – RTP 5 and 9 Laboratory Drive First multi-tenant AgTech R&D and greenhouse campus Redevelopment: 175,000 RSF Future development: 100,000 RSF ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018 9 Laboratory Drive | Ofce Building Core and Shell 09 | 28 | 2018 Schematc Design

Alexandria’s Increasing Cash Flows and Strong Internal Growth ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

INTERNAL EXTERNAL GROWTH GROWTH Same property net New Class A properties operating income and through development rental rate growth and redevelopment ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Alexandria’s Continued Execution of Our Unique Business Strategy and Visible Growth CONSISTENT INTERNAL GROWTH ACTIVE CONSTRUCTION 5% +$115M 10-Year Average Same Annual Incremental Property Cash Net Net Operating Income2 Operating Income Growth1 1. Represents average same property cash operating income growth from 2009 through 2017 and the nine months ended September 30, 2018. 2. Represents the annual incremental net operating income associated with expected deliveries for the three months ended December 31, 2018, and the year ended December 31, 2019. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Alexandria’s Strong Internal Growth HIGH-QUALITY INCREASING CASH FLOWS SOLID A REIT ANNUAL STRONG STRONG REAL ESTATE & CLASS A INDUSTRY- CONTRACTUAL EXTERNAL GROWTH INTERNAL LIFE SCIENCE PROPERTIES LEADING RENT THROUGH VALUE- GROWTH FUNDAMENTALS TENANT ROSTER ESCALATIONS CREATION PIPELINE ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Alexandria’s Strong Internal Growth STRONG CORE METRICS LOW LEASING STRONG CONSISTENTLY SOLID FAVORABLE COSTS & SAME HIGH RENTAL STRONG LEASE MAINTENANCE PROPERTY OCCUPANCY RATE MARGINS STRUCTURE CAPITAL RESULTS PERCENTAGE GROWTH EXPENDITURES ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Alexandria’s Solid Macro Fundamentals Alexandria vs. Traditional Office ALEXANDRIA’S VIEW OF TRADITIONAL OFFICE Limited supply of existing and near-term Relatively weak deliveries of Class A space outside Cambridge, San Francisco, Seattle, and Los Angeles Strong demand from highly innovative entities Favorable rental rate and concession trendsz X High occupancy percentage X Continued asset valuation strength ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Alexandria’s Enduring Real Estate Asset Base Lower Capital Expenditure Burden INVESTMENT OFFICE Initial building infrastructure HIGHER LOWER 59% OF ALEXANDRIA’S LEASES HAD LESS THAN $5/RSF OF COMBINED TENANT DEMOLISH IMPROVEMENTS AND LEASING Re-leasing/renewals LIMITED AND REBUILD COMMISSIONS IN 3Q18 YTD z Total over multiple generations LOWER HIGHER BURDEN BURDEN Capital expenditures as a percentage of net operating income1 14% 25%-37% 1. Source: Office data from GreenStreetAdvisors.com as of November 1, 2018. Alexandria data represents weighted average for the years ended December 31, 2009, to December 31, 2018, including the projected activity for the three months ended December 31, 2018. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Alexandria’s Low Leasing Costs and Maintenance Capital Expenditures Result in Superior Long-Term Return on Investment 37% 32% 33% 30% 30% 31% 31% 31% 27% 27% 27% 27% 27% 28% 28% 25% 14% ARE DEI BXP KRC SLG VNO WRE BDN OFC CLI PGRE CUZ ESRT HIW EQC JBGS PDM Alexandria1 Other REITs2 MAINTENANCE CAPITAL EXPENDITURES AS A PERCENTAGE OF NET OPERATING INCOME 1. Represents weighted average for the years ended December 31, 2009, to December 31, 2018, including the projected activity for the three months ended December 31, 2018. 2. Source: GreenStreetAdvisors.com as of November 1, 2018, for all companies except Alexandria. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Alexandria’s Disciplined Execution of Unique Business Strategy Driving Consistent Growth in Cash Net Operating Income through Various Cycles Our “20-Mile March” $900 $800 $700 $676 $600 $586 ($ in Millions) $500 $526 $459 $400 $411 $380 $300 $353 $319 $307 $200 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Projected CASH NET OPERATING INCOME ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Alexandria’s Strong EBITDA Margins Consistently Outperform Office REITs 69% 66% 64% 61% 60% 60% 59% 59% 57% 56% 56% 55% 55% 55% 55% 54% 54% 52% 49% 48% 45% 45% 42% 39% ARE SIR DEI HIW DEA KRC CUZ CXP BXP GOV PGRE BDN CIO HPP PDM FSP NRE SLG OFC ES RT CLI EQC CMCT TIER Alexandria Other REITs1 ADJUSTED EBITDA MARGIN — 3Q18 YTD 1. Sources: Data based on S&P Global Market Intelligence and SEC filings. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Alexandria’s Strong Same Property Cash Net Operating Income Growth Consistently Outperforms Office REITs 10% 7% 6% 6% 5% 5% 5% 5% 5% 4% 4% 4% 4% 2% 2% 2% 2% 2% 1% 0% 2009 2010 2011 2012 2013 2014 2015 2016 2017 3Q18 YTD Alexandria Office REIT Total/Weighted Average1 1. Source: Office REIT figures from UBS Investment Bank research. The office REIT total for each year represents an average of the quarters within each period. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Alexandria’s Top 20 Tenants by Annual Rental Revenue1 High-Quality Cash Flows 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 Facebook, Inc. 16 17 18 19 20 of Alexandria’s Top 20 Tenants’ Annual Rental Investment-Grade or 1 Publicly Traded Revenue Is from Investment-Grade or Publicly Large Cap Tenants2 Traded Large Cap Tenants2 1. Based on aggregate annual rental revenue as of September 30, 2018. 2. See Definitions in Appendix. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Alexandria’s High-Quality Cash Flows Consistent and Predictable Performance An Industry- Solid Demand Favorable Leading Tenant for Class A Lease Roster Properties Structure1 OF ANNUAL RENTAL OF ANNUAL RENTAL OF ALEXANDRIA’S LEASES: REVENUE2 IS FROM: REVENUE2 IS FROM: Are Triple Net Investment-Grade Class A Properties Tenants or Publicly Traded Contain Annual Rent Escalations in AAA Locations Large Cap Tenants3 Require Tenants to Pay for Major Capital Expenditures 1. Percentage calculated based on rentable square footage as of September 30, 2018. 2. Represents annual rental revenue in effect as of September 30, 2018. 3. See Definitions in Appendix. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Alexandria’s Strong Same Property Cash Net Operating Income Growth An Illustration of Alexandria’s Consistent Internal Growth 3% 1–3% Contractual Annual Rental Rate Growth Rent Escalation from Leasing Activity1 10-YEAR HISTORICAL AVERAGE2 0% 1% 2% 3% 4% 5% Reflects Steady Occupancy Averaging 96% over the Last 10 Years 1. Includes renewals, re-leasing, and early renewals and excludes leasing activity related to development and redevelopment projects. 2. Represents average same property cash net operating income growth from 2009 through 2017 and the nine months ended September 30, 2018. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Alexandria’s Strong Historical Leasing Volume Limited Contractual Lease Expirations 6,200 5,200 4,972 4,200 4,569 3,200 3,390 3,164 1 2,768 2,200 (RSF in(RSF Thousands) AVERAGE HISTORICAL 1,200 LEASING ACTIVITY IN EXCESS 1,202 1,211 1,283 OF EXPIRATIONS 868 986 2014 TO 3Q18 YTD 200 2014 2015 2016 2017 3Q18 YTD RSF of Expiring Leases at Beginning of Year Total RSF Leased in Period 1. Represents the average of total leasing in each year (renewals/re-leases, developments, redevelopments, and previously vacant spaces) divided by the average of total contractual lease expirations at the beginning of each year. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Alexandria’s Strong Historical Rental Rate Growth1 Strong Real Estate and Life Science Industry Fundamentals 27.6% 26.9% 15.0% 25.1% 12.7% 12.0% 19.6% 5-YEAR AVERAGE2 9.9% 5-YEAR AVERAGE2 13.3% 5.4% 2014 2015 2016 2017 3Q18 2014 2015 2016 2017 3Q18 YTD YTD (CASH BASIS) 1. Rental rate growth is for renewed and re-leased space. 2. Includes the years ended 2014 through 2017 and the nine months ended September 30, 2018. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Alexandria’s Steady Occupancy Consistent Outperformance of Other Office REITs 97% 97% 97% 97% 97% 96% 95% 95% 94% 94% 93% 92% 92% 92% 91% 90% 10-YEAR OCCUPANCY AVERAGE1 89% 89% 89% 88% 2009 2010 2011 2012 2013 2014 2015 2016 2017 3Q18 TENANT RETENTION RATE2 Alexandria Office REIT Average Sources: Office REIT Average composition per FTSE Nareit and data from S&P Global Market Intelligence and SEC filings. 1. Represents average occupancy of operating properties in North America as of December 31 for the last 10 years and as of September 30, 2018. 2. Represents the average retention rate for the last five years. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

2019 CONTRACTUAL LEASE EXPIRATIONS ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Alexandria's Top 10 Contractual Lease Expirations in 2019

PROPERTY | MARKET | SUBMARKET	EXPIRATION	RSF	ANNUAL RENTAL REVENUE (PER RSF)	RSF: LEASED	RSF: NEGOTIATING/ ANTICIPATING	RSF: TARGETED FOR REDEVELOPMENT	RSF: REMAINING EXPIRING LEASES
3545 Cray Court San Diego | Torrey Pines	6/30/19	116,556[1]	$41.41	–	–	–	116,556
1201 Eastlake Avenue East Seattle | Lake Union	5/10/19	106,003	$42.82	106,003	–	–	–
1208 Eastlake Avenue East Seattle | Lake Union	5/10/19	97,366	$42.82	75,545	–	–	21,821
One Kendall Square - Building 600/700 Greater Boston | Cambridge/Inner Suburbs	6/30/19	95,378	$68.49	63,631	–	–	31,747
1405 Research Boulevard Maryland | Rockville	1/1/19	70,317	$32.75	–	47,180	–	23,137
9975 Summers Ridge Road San Diego | Sorrento Mesa	10/31/19	54,042	$21.29	54,042	–	–	–
600 Gateway Boulevard San Francisco | South San Francisco	11/30/19	50,400	$39.55	–	–	–	50,400
100 Beaver Street Greater Boston | Route 128	1/31/19	47,947	$42.49	–	–	–	47,947
35 Hartwell Avenue Greater Boston | Route 128	10/31/19	46,700	$31.87	–	–	–	46,700
480 Arsenal Street Greater Boston | Cambridge/Inner Suburbs	11/30/19	37,438	$46.92	–	–	–	37,438
Total RSF		722,147		299,221	47,180	–	375,746
Total %				41%	7%	–%	52%

Contractual lease expirations as of September 30, 2018. Leased and negotiating status as of November 28, 2018.

1. Represents space under evaluation for options to renovate as a Class A office/laboratory building.

ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Alexandria’s Contractual Lease Expirations in 2019 RSF of Expiring Leases NEGOTIATING/ TARGETED FOR REMAINING ANNUAL RENTAL MARKETS LEASED ANTICIPATING REDEVELOPMENT EXPIRING LEASES TOTAL REVENUE (PER RSF)1 Greater Boston 99,744 9,071 — 222,773 331,588 $ 51.11 San Francisco 19,415 12,778 — 175,936 208,129 42.08 New York City — — — 4,467 4,467 N/A San Diego 90,193 — — 190,039 280,232 32.40 Seattle 181,848 — — 60,689 242,237 43.96 Maryland — 47,180 — 72,606 119,786 29.30 Research Triangle Park — 2,923 — 46,913 49,836 22.13 Canada — — — — — — Non-cluster markets 3,508 6,178 — 54,000 63,686 33.31 Total 394,408 78,130 — 827,423 1,299,961 $ 40.99 Percentage of expiring RSF 30% 6% —% 63% 100% Contractual lease expirations as of September 30, 2018. Leased and negotiating status as of November 28, 2018. 1. Represents amounts in effect as of September 30, 2018. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Alexandria’s Value-Creation Pipeline Provides Optionality to Double Rental Revenues (2018–2022) ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

VALUE- ADDED DEVELOPMENTS & REDEVELOPMENTS ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Alexandria’s Development and Redevelopment Strategy OPERATIONAL DISCIPLINED STRATEGY EXCELLENCE FUNDING • Pipeline that provides external • Disciplined underwriting • Invest cash flows from operating growth visibility activities after dividends • On-time, on-budget delivery • Optionality to address demand from • Significant increase in EBITDA high-quality innovative entities • Strong returns provides capacity to debt-fund growth • Experienced project management • Class A properties in AAA locations • Reinvest proceeds from select real teams with proven success in estate sales and joint ventures • Expanding an industry-leading generating value tenant roster • Utilize long-term fixed-rate debt to fund incremental projects on a • Targeting solid returns on total leverage-neutral basis investment • Continue disciplined approach to issuance of common stock ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Alexandria’s Successful Ground-Up Development of New Class A Properties Leased to High-Quality Tenants Facebook, Inc. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Alexandria’s Conservative Underwriting and Strong Execution Ground-Up Developments since 20081 7.4% $2.2B CASH YIELD VALUE CREATION 5.2M $3.6B RSF TOTAL INVESTMENT As of September 30, 2018. 1. Represents ground-up developments commenced and delivered since January 1, 2008, comprising 22 projects aggregating 5.2 million RSF. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Alexandria’s Disciplined Management of Development Pipeline 10-Year Track Record of Solid Execution RISK MITIGATION SINGLE TENANCY MULTI-TENANCY THROUGH 100% 36% 1 PRE-LEASING Pre-Leasing on 4.1M RSF Pre-Leasing on 3.0M RSF CONSERVATIVE UNDERWRITING & 2 MO 4.5% 0.5% 2 STRONG EXECUTION Early Delivery Cost Savings Yield Increase As of September 30, 2018. 1. Represents ground-up developments commenced since January 1, 2008, comprising 28 projects aggregating 7.1 million RSF. 2. Represents ground-up developments commenced and delivered since January 1, 2008, comprising 22 projects aggregating 5.2 million RSF. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Alexandria’s Conservative Underwriting and Strong Execution 88% LEASED AT DELIVERY 5.2M RSF Delivered since 2008 1 As of September 30, 2018. 1. Includes developments delivered since 2008 aggregating 5.2 million RSF. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

ALEXANDRIA’S POTENTIAL TO DOUBLE RENTAL REVENUE BY 2022 ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Alexandria’s Potential to Double Rental Revenue by 2022 2x $1.8B $0.9B RENTAL REVENUE1 2017 2022 Projected 1. Represents total consolidated annual rental revenue plus our share of unconsolidated joint ventures. Annual rental revenue represents base rent and excludes tenant recoveries that may be classified as rental revenue pursuant to new lease accounting rules that are effective on January 1, 2019. See separate slide on assumptions used for 2022 annual rental revenue growth percentage. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Alexandria’s Potential to Double Rental Revenue by 2022 Assumptions for 2022 Annual Rental Revenue Growth Strategy1 4Q18 AND 2019 DELIVERIES2 2020–2022 DELIVERIES • $115M of annual • Strategically located land parcels well suited to External incremental net provide Alexandria optionality to meet demand operating income from some of the world’s most innovative entities, subject to market conditions Growth • 2.7 million RSF • Assumes no growth from acquisitions • 87% leased Internal 3 • 5-year historical average same property net operating income growth of 3.4% Growth 1. Excludes potential impact of tenant recoveries that may be classified as rental revenue pursuant to new lease accounting rules that are effective on January 1, 2019. 2. As of November 28, 2018. 3. Represents average of 2014 through projected 2018. Projected 2018 based on the midpoint of guidance range for same property net operating income growth disclosed on October 29, 2018. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Alexandria’s Continued Execution of Our Unique Business Strategy and Delivery of Visible Growth for Investors Robust Value-Creation Pipeline from 4Q18 to 2022 9.1M 40 to 45 RSF1 IN AAA LOCATIONS NEW CLASS A PROPERTIES1 1. Anticipated deliveries based on initial year of occupancy. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Alexandria’s Pipeline Will Drive Significant Multiyear Growth Transformation of Regional Contributions by 2022 San Francisco San Francisco 22% 31% New York City 8% 8% New York City 15% San Diego 1 3Q18 2022 15% San Diego Greater 38% Boston Greater 30% 6% Boston 7% Seattle Seattle 6% 5% 3% Maryland 3% 2% 1% Maryland Other Research Other Research Markets Triangle Markets Triangle Park Park PERCENTAGE OF ALEXANDRIA’S ANNUAL RENTAL REVENUE2 1. See separate slide on assumptions used for 2022 projected annual rental revenue. 2. Based on consolidated annual rental revenue plus our share of unconsolidated real estate joint ventures. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

GREATER BOSTON REGION 2018–2022 Deliveries ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Alexandria’s Growth Strategy in Our Greater Boston Region 50% $535M $356M RENTAL REVENUE 1 GROWTH 2017 2022 1. Represents total consolidated annual rental revenue plus our share of unconsolidated joint ventures. Annual rental revenue represents base rent and excludes tenant recoveries that may be classified as rental revenue pursuant to new lease accounting rules that are effective on January 1, 2019. See separate slide on assumptions used for 2022 annual rental revenue growth percentage. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Represents a redevelopment project. 266 AND 275 SECOND AVENUE | ROUTE 128 | 203,757 RSF ESTIMATED 2018 DELIVERY ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

399 BINNEY STREET | CAMBRIDGE | 164,000 RSF ESTIMATED 2018 DELIVERY ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

ONE KENDALL SQUARE 325 BINNEY STREET We are seeking additional entitlements to at least double the density on the site from its current 208,965 RSF. 325 BINNEY STREET | CAMBRIDGE | 208,965 RSF ESTIMATED 2021/2022 DELIVERY ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

We are seeking additional entitlements to at least double the density on the site from its current 208,965 RSF. 325 BINNEY STREET | CAMBRIDGE | 208,965 RSF ESTIMATED 2021/2022 DELIVERY ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

T HARVARD SQ 99 A Street’s Access to MIT/Kendall T MIT/KENDALL 8 mins T PARK STREET 10 mins T SOUTH STATION 12 mins BROADWAY T 99 A Street 99 A STREET | SEAPORT INNOVATION DISTRICT | 235,000 RSF ESTIMATED 2021/2022 DELIVERY ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

99 A STREET | SEAPORT INNOVATION DISTRICT | 235,000 RSF ESTIMATED 2021/2022 DELIVERY ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

215 PRESIDENTIAL WAY | ROUTE 128 | 130,000 RSF ESTIMATED 2021/2022 DELIVERY ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

SAN FRANCISCO REGION 2018–2022 Deliveries ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Alexandria’s Growth Strategy in Our San Francisco Region 156% $555M RENTAL $217M REVENUE 1 GROWTH 2017 2022 1. Represents total consolidated annual rental revenue plus our share of unconsolidated joint ventures. Annual rental revenue represents base rent and excludes tenant recoveries that may be classified as rental revenue pursuant to new lease accounting rules that are effective on January 1, 2019. See separate slide on assumptions used for 2022 annual rental revenue growth percentage. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

213 EAST GRAND AVENUE | SOUTH SAN FRANCISCO | 300,930 RSF ESTIMATED 2019 DELIVERY ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

279 EAST GRAND AVENUE | SOUTH SAN FRANCISCO | 211,405 RSF ESTIMATED 2019 DELIVERY ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Represents a redevelopment project. 681 GATEWAY BOULEVARD | SOUTH SAN FRANCISCO | 142,400 RSF ESTIMATED 2019 DELIVERY ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

MENLO GATEWAY | GREATER STANFORD | 772,983 RSF ESTIMATED 2019 DELIVERY ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Represents a redevelopment project. ALEXANDRIA PARC | GREATER STANFORD | 197,498 RSF ESTIMATED 2019 DELIVERY ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

1655 & 1725 THIRD STREET | MISSION BAY/SOMA | 593,765 RSF ESTIMATED 2019 DELIVERY ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

201 HASKINS WAY | SOUTH SAN FRANCISCO | 280,000 RSF ESTIMATED 2020 DELIVERY ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

825 & 835 INDUSTRIAL ROAD | GREATER STANFORD | 530,000 RSF ESTIMATED 2020 DELIVERY ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

960 INDUSTRIAL ROAD | GREATER STANFORD | 533,000 RSF ESTIMATED 2021/2022 DELIVERY ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

88 BLUXOME STREET | MISSION BAY/SOMA | 1,070,925 RSF ESTIMATED 2021/2022 DELIVERY ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

505 BRANNAN STREET, PHASE II | MISSION BAY/SOMA | 165,000 RSF ESTIMATED 2021/2022 DELIVERY ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

NEW YORK CITY REGION 2018–2022 Deliveries ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Alexandria’s Growth Strategy in Our New York City Region 137% $150M $63M RENTAL REVENUE 1 GROWTH 2017 2022 1. Represents total consolidated annual rental revenue plus our share of unconsolidated joint ventures. Annual rental revenue represents base rent and excludes tenant recoveries that may be classified as rental revenue pursuant to new lease accounting rules that are effective on January 1, 2019. See separate slide on assumptions used for 2022 annual rental revenue growth percentage. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Represents a redevelopment project. ALEXANDRIA LIFE SCIENCE FACTORY AT LONG ISLAND CITY | NEW YORK CITY | 176,759 RSF ESTIMATED 2019 DELIVERY ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

ALEXANDRIA CENTER® FOR LIFE SCIENCE: NORTH TOWER | NEW YORK CITY | 550,000 RSF ESTIMATED 2021/2022 DELIVERY ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

SAN DIEGO REGION 2018–2022 Deliveries ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Alexandria’s Growth Strategy in Our San Diego Region 71% $260M $152M RENTAL REVENUE 1 GROWTH 2017 2022 1. Represents total consolidated annual rental revenue plus our share of unconsolidated joint ventures. Annual rental revenue represents base rent and excludes tenant recoveries that may be classified as rental revenue pursuant to new lease accounting rules that are effective on January 1, 2019. See separate slide on assumptions used for 2022 annual rental revenue growth percentage. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

9625 TOWNE CENTRE DRIVE | UNIVERSITY TOWN CENTER | 163,648 RSF 2018 DELIVERY ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

ARE SPECTRUM | TORREY PINES | 87,000 RSF ESTIMATED 2020 DELIVERY ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

9880 CAMPUS POINT DRIVE | UNIVERSITY TOWN CENTER | 98,000 RSF ESTIMATED 2020 DELIVERY ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

CAMPUS POINTE BY ALEXANDRIA | UNIVERSITY TOWN CENTER | 318,383 RSF ESTIMATED 2021/2022 DELIVERY ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

5200 ILLUMINA WAY | UNIVERSITY TOWN CENTER | 386,044 RSF ESTIMATED 2021/2022 DELIVERY ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

TOWNSGATE BY ALEXANDRIA | DEL MAR HEIGHTS | 125,000 RSF ESTIMATED 2021/2022 DELIVERY ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

SEATTLE REGION 2018–2022 Deliveries ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Alexandria’s Growth Strategy in Our Seattle Region 136% $115M $49M RENTAL REVENUE 1 GROWTH 2017 2022 1. Represents total consolidated annual rental revenue plus our share of unconsolidated joint ventures. Annual rental revenue represents base rent and excludes tenant recoveries that may be classified as rental revenue pursuant to new lease accounting rules that are effective on January 1, 2019. See separate slide on assumptions used for 2022 annual rental revenue growth percentage. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

188 EAST BLAINE STREET | LAKE UNION | 198,000 RSF ESTIMATED 2019 DELIVERY ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

1165 EASTLAKE AVENUE EAST | LAKE UNION | 106,000 RSF ESTIMATED 2020 DELIVERY ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

1150 EASTLAKE AVENUE EAST | LAKE UNION | 260,000 RSF ESTIMATED 2021/2022 DELIVERY ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

701 DEXTER AVENUE NORTH | LAKE UNION | 217,000 RSF ESTIMATED 2021/2022 DELIVERY ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

MARYLAND REGION 2018–2022 Deliveries ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Alexandria’s Growth Strategy in Our Maryland Region 73% $90M $52M RENTAL REVENUE 1 GROWTH 2017 2022 1. Represents total consolidated annual rental revenue plus our share of unconsolidated joint ventures. Annual rental revenue represents base rent and excludes tenant recoveries that may be classified as rental revenue pursuant to new lease accounting rules that are effective on January 1, 2019. See separate slide on assumptions used for 2022 annual rental revenue growth percentage. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Represents a redevelopment project. 9900 MEDICAL CENTER DRIVE | ROCKVILLE | 45,039 RSF ESTIMATED 2019 DELIVERY ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Represents a redevelopment project. 704 QUINCE ORCHARD ROAD | GAITHERSBURG | 79,931 RSF ESTIMATED 2019 DELIVERY ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

9800 MEDICAL CENTER DRIVE | ROCKVILLE | 174,640 RSF ESTIMATED 2020 DELIVERY ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

9950 MEDICAL CENTER DRIVE | ROCKVILLE | 83,137 RSF ESTIMATED 2020 DELIVERY ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

RESEARCH TRIANGLE PARK REGION 2018–2022 Deliveries ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Alexandria’s Growth Strategy in Our Research Triangle Park Region 70% $45M $27M RENTAL REVENUE 1 GROWTH 2017 2022 1. Represents total consolidated annual rental revenue plus our share of unconsolidated joint ventures. Annual rental revenue represents base rent and excludes tenant recoveries that may be classified as rental revenue pursuant to new lease accounting rules that are effective on January 1, 2019. See separate slide on assumptions used for 2022 annual rental revenue growth percentage. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Represents a redevelopment project. 5 LABORATORY DRIVE | RESEARCH TRIANGLE PARK | 175,000 RSF ESTIMATED 2018 DELIVERY ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

9 LABORATORY DRIVE | RESEARCH TRIANGLE PARK | 100,000 RSF ESTIMATED 2020 DELIVERY ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

6 DAVIS DRIVE | RESEARCH TRIANGLE PARK | 200,000 RSF ESTIMATED 2020 DELIVERY ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Alexandria’s Continued Execution of Our Unique Business Strategy and Delivery of Visible Growth for Investors Robust Value-Creation Pipeline Deliveries from 4Q18 to 2019 2.7M $115M RSF1 IN ANNUAL INCREMENTAL AAA LOCATIONS NET OPERATING INCOME 1. Deliveries based on initial year of occupancy. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Alexandria's Development and Redevelopment of New Class A Properties

2018–2019 Deliveries – Projects Undergoing Construction

PROPERTY/MARKET/SUBMARKET	DEV/ REDEV	RSF: IN SERVICE	RSF: CIP	RSF: TOTAL PROJECT	PERCENTAGE: LEASED	PERCENTAGE: LEASED/ NEGOTIATING	PROJECT START	OCCUPANCY[1]: INITIAL	OCCUPANCY[1]: STABILIZED
2018 deliveries: consolidated projects									
266 and 275 Second Avenue/Greater Boston/Route 128	Redev	171,899	31,858	203,757	90%	90%	3Q17	1Q18	2019
5 Laboratory Drive/Research Triangle Park/RTP	Redev	45,143	129,857	175,000	51	98	2Q17	2Q18	2019
9625 Towne Centre Drive/San Diego/University Town Center	Redev	–	163,648	163,648	100	100	3Q15	4Q18	4Q18
399 Binney Street/Greater Boston/Cambridge	Dev	–	164,000	164,000	98	98	4Q17	4Q18	2019
		217,042	**489,363**	**706,405**	**85**	**96**			
2019 deliveries: consolidated projects									
213 East Grand Avenue/San Francisco/South San Francisco	Dev	–	300,930	300,930	100	100	2Q17	1Q19	1Q19
9900 Medical Center Drive/Maryland/Rockville	Redev	–	45,039	45,039	58	58	3Q17	1Q19	2019
279 East Grand Avenue/San Francisco/South San Francisco	Dev	–	211,405	211,405	100	100	4Q17	1Q19	2020
Alexandria PARC/San Francisco/Greater Stanford	Redev	148,951	48,547	197,498	100	100	1Q18	2Q19	2Q19
188 East Blaine Street/Seattle/Lake Union	Dev	–	198,000	198,000	33	65	2Q18	2Q19	2020
681 Gateway Boulevard/San Francisco/South San Francisco	Redev	–	142,400	142,400	89	97	3Q18	2Q19	2020
Alexandria Life Science Factory at Long Island City/New York/ New York City	Redev	36,661	140,098	176,759	21	21	4Q18	2019	2021
		185,612	1,086,419	1,272,031	76	82			
2019 deliveries: unconsolidated joint venture projects									
704 Quince Orchard Road/Maryland/Gaithersburg	Redev	21,745	58,186	79,931	42	49	1Q18	1Q19	2020
Menlo Gateway/San Francisco/Greater Stanford	Dev	251,995	520,988	772,983	100	100	4Q17	4Q19	4Q19
1655 and 1725 Third Street/San Francisco/Mission Bay/SoMa	Dev	–	593,765	593,765	100	100	1Q18	4Q19	4Q19
		273,740	1,172,939	1,446,679	97	97			
2019 deliveries		**459,352**	**2,259,358**	**2,718,710**	**87**	**90**			
2018-2019 deliveries		**676,394**	**2,748,721**	**3,425,115**	**87%**	**91%**			

Leasing percentages as of November 28, 2018, all other information as of September 30, 2018.

1. Anticipated start dates and initial occupancy dates are subject to leasing and/or marketing conditions. Stabilized occupancy may vary depending on single tenancy versus multi-tenancy.

ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Alexandria's Development and Redevelopment of New Class A Properties

2018–2019 Deliveries – Projects Undergoing Construction

($ in Thousands)

				Cost to Complete			Unlevered Yields	
PROPERTY/MARKET/SUBMARKET	OUR OWNERSHIP INTEREST	IN SERVICE	CIP	CONSTRUCTION LOAN	ARE FUNDING	TOTAL AT COMPLETION	INITIAL STABILIZED	INITIAL STABILIZED (CASH)
2018 deliveries: consolidated projects								
266 and 275 Second Avenue/Greater Boston/Route 128	100%	$ 73,635	$ 10,215	$ –	$ 5,150	$ 89,000	8.4%	7.1%
5 Laboratory Drive/Research Triangle Park/RTP	100%	9,722	29,899	–	22,879	62,500	7.7	7.6
9625 Towne Centre Drive/San Diego/University Town Center	50.1%	–	78,815	–	14,185	93,000	7.0	7.0
399 Binney Street/Greater Boston/Cambridge	100%	–	140,071	–	33,929	174,000	7.3	6.7
		83,357	**259,000**	**–**	**76,143**	**418,500**	**7.5**	**7.0**
2019 deliveries: consolidated projects								
213 East Grand Avenue/San Francisco/South San Francisco	100%	–	208,561	–	51,439	260,000	7.2	6.4
9900 Medical Center Drive/Maryland/Rockville	100%	–	9,977	–	4,323	14,300	8.4	8.4
279 East Grand Avenue/San Francisco/South San Francisco	100%	–	80,770	–	70,230	151,000	7.8	8.1
Alexandria PARC/San Francisco/Greater Stanford	100%	95,097	33,412	–	21,491	150,000	7.3	6.1
188 East Blaine Street/Seattle/Lake Union	100%	–	78,085	–	111,915	190,000	6.7	6.7
681 Gateway Boulevard/San Francisco/South San Francisco	100%	–	48,461	–	59,539	108,000	8.5	7.9
Alexandria Life Science Factory at Long Island City /New York/New York City[1]	100%	16,809	60,454	–	TBD	TBD	TBD	TBD
		111,906	519,720	–				
2019 deliveries: unconsolidated joint venture projects (amounts represent our share)								
704 Quince Orchard Road/Maryland/Gaithersburg	56.8%	1,207	5,386	5,801	906	13,300	8.9	8.8
Menlo Gateway/San Francisco/Greater Stanford	33.7%[2]	87,846	104,081	99,094	138,979	430,000	6.9	6.3
1655 and 1725 Third Street/San Francisco/Mission Bay/SoMa	10.0%	–	49,798	25,311	2,891	78,000	7.8	6.0
		89,053	159,265	130,206				
2019 deliveries		200,959	678,985	130,206				
2018-2019 deliveries		$ 284,316	$ 937,985	$ 130,206				

As of November 28, 2018, expected for in-service and CIP information, which is as of September 30, 2018.

1. On October 9, 2018 we acquired a 176,759 RSF building, of which 79% is undergoing conversion from existing office space to office/laboratory space through redevelopment.
2. As of September 30, 2018, we have an ownership interest in Menlo Gateway of 33.7% and expect our ownership to increase to 49% through future funding of construction costs in 2019.

ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Alexandria’s Development and Redevelopment of New Class A Properties 2020 Deliveries – Projects Undergoing Pre-Construction RSF DEV/ PROPERTY/MARKET/SUBMARKET REDEV IN SERVICE CIP TOTAL 2020 deliveries 201 Haskins Way/San Francisco/South San Francisco Dev — 280,000 280,000 825 and 835 Industrial Road/San Francisco/Greater Stanford Dev — 530,000 530,000 ARE Spectrum/San Diego/Torrey Pines Dev — 87,000 87,000 9880 Campus Point Drive/San Diego/University Town Center Dev — 98,000 98,000 1165 Eastlake Avenue East/Lake Union/Seattle Dev — 106,000 106,000 9800 Medical Center Drive/Maryland/Rockville Dev — 174,640 174,640 9950 Medical Center Drive/Maryland/Rockville Dev — 83,137 83,137 6 Davis Drive/Research Triangle Park/RTP Dev — 200,000 200,000 9 Laboratory Drive/Research Triangle Park/RTP Dev — 100,000 100,000 Total — 1,658,777 1,658,777 ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Alexandria's Development and Redevelopment of New Class A Properties

Summary of Pipeline

($ in Thousands)

PROPERTY/SUBMARKET	OUR OWNERSHIP INTEREST	BOOK VALUE	SQUARE FOOTAGE: PROJECTED DELIVERIES 2018	2019	2020	2021-2022	FUTURE	TOTAL
Greater Boston								
Undergoing construction or pre-construction								
399 Binney Street (Alexandria Center® at One Kendall Square)/Cambridge	100%	$ 140,071	164,000	–	–	–	–	164,000
266 and 275 Second Avenue/Route 128	100%	10,215	31,858	–	–	–	–	31,858
325 Binney Street/Cambridge	100%	97,484	–	–	–	208,965	–	208,965
99 A Street/Seaport Innovation District	97.7%	34,356	–	–	–	235,000	–	235,000
215 Presidential Way/Route 128	100%	5,156	–	–	–	130,000	–	130,000
231 Second Avenue/Route 128	100%	1,221	–	–	–	32,000	–	32,000
Future development								
Alexandria Technology Square®/Cambridge	100%	7,787	–	–	–	–	100,000	100,000
100 Tech Drive/Route 128	100%	–	–	–	–	–	300,000	300,000
Other value-creation projects	100%	6,828	–	–	–	–	225,599	225,599
		303,118	195,858	–	–	605,965	625,599	1,427,422
San Francisco								
Undergoing construction or pre-construction								
1655 and 1725 Third Street/Mission Bay/SoMa	10%	–	–	593,765	–	–	–	593,765
213 East Grand Avenue/South San Francisco	100%	208,561	–	300,930	–	–	–	300,930
279 East Grand Avenue/South San Francisco	100%	80,770	–	211,405	–	–	–	211,405
681 Gateway Boulevard/South San Francisco	100%	48,461	–	142,400	–	–	–	142,400
Menlo Gateway/Greater Stanford	33.7%[1]	–	–	520,988	–	–	–	520,988
Alexandria PARC/Greater Stanford	100%	33,412	–	48,547	–	–	–	48,547
201 Haskins Way/South San Francisco	100%	46,159	–	–	280,000	–	–	280,000
825 and 835 Industrial Road/Greater Stanford	100%	123,986	–	–	530,000	–	–	530,000
88 Bluxome Street/Mission Bay/SoMa	100%	173,338	–	–	–	1,070,925	–	1,070,925
505 Brannan Street, Phase II/Mission Bay/SoMa	99.7%	16,263	–	–	–	165,000	–	165,000
960 Industrial Road/Greater Stanford	100%	79,659	–	–	–	533,000	–	533,000
Future development								
East Grand Avenue/South San Francisco	100%	5,988	–	–	–	–	90,000	90,000
Other value-creation projects	100%	16,393	–	–	–	418,000	25,000	443,000
		$ 832,990	–	1,818,035	810,000	2,186,925	115,000	4,929,960

Book values as of September 30, 2018.

1. As of September 30, 2018, we have an ownership interest in Menlo Gateway of 33.7% and expect our ownership to increase to 49% through future funding of construction costs in 2019.

ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Alexandria's Development and Redevelopment of New Class A Properties

Summary of Pipeline
($ in Thousands)

			SQUARE FOOTAGE					
			PROJECTED DELIVERIES					
PROPERTY/SUBMARKET	OUR OWNERSHIP INTEREST	BOOK VALUE	2018	2019	2020	2021-2022	FUTURE	TOTAL
New York City								
Undergoing construction or pre-construction								
Alexandria Life Science Factory at Long Island City – New York City/New York City[1]	100%	$ 60,454	–	140,098	–	–	–	140,098
Alexandria Center® for Life Science – New York City/New York City	100%	11,702	–	–	–	550,000	–	550,000
Future redevelopment								
219 East 42nd Street/New York City	100%	–	–	–	–	–	579,947	579,947
		72,156	–	140,098	–	550,000	579,947	1,270,045
San Diego								
Undergoing construction or pre-construction								
9625 Towne Centre Drive/University Town Center	50.1%	78,815	163,648	–	–	–	–	163,648
ARE Spectrum/Torrey Pines	100%	29,143	–	–	87,000	–	–	87,000
9880 Campus Point Drive/University Town Center	100%	47,933	–	–	98,000	–	–	98,000
5200 Illumina Way/University Town Center	100%	11,808	–	–	–	386,044	–	386,044
Campus Pointe by Alexandria/University Town Center	55.0%	16,811	–	–	–	318,383	–	318,383
Townsgate by Alexandria/Del Mar Heights	100%	17,397	–	–	–	125,000	–	125,000
Future development								
Vista Wateridge/Sorrento Mesa	100%	4,022	–	–	–	–	163,000	163,000
Other value-creation projects	100%	5,931	–	–	–	–	222,895	222,895
		211,860	163,648	–	185,000	829,427	385,895	1,563,970
Seattle								
Undergoing construction or pre-construction								
188 East Blaine Street/Lake Union	100%	78,085	–	198,000	–	–	–	198,000
1165 Eastlake Avenue East/Lake Union	100%	16,357	–	–	106,000	–	–	106,000
1150 Eastlake Avenue East/Lake Union	100%	22,016	–	–	–	260,000	–	260,000
701 Dexter Avenue North/Lake Union	100%	36,945	–	–	–	217,000	–	217,000
		$ 153,403	–	198,000	106,000	477,000	–	781,000

Book values as of September 30, 2018.

1. On October 9, 2018, we acquired a 176,759 RSF building, of which 79% is undergoing conversion from existing office space to office/laboratory space through redevelopment.

ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Alexandria's Development and Redevelopment of New Class A Properties

Summary of Pipeline
($ in Thousands)

PROPERTY/SUBMARKET	OUR OWNERSHIP INTEREST	BOOK VALUE	SQUARE FOOTAGE					
			PROJECTED DELIVERIES					
			2018	2019	2020	2021-2022	FUTURE	TOTAL
Maryland								
Undergoing construction or pre-construction								
9900 Medical Center Drive/Rockville	100%	$ 9,977	–	45,039	–	–	–	45,039
704 Quince Orchard Road/Gaithersburg	56.8%	–	–	58,186	–	–	–	58,186
9800 Medical Center Drive/Rockville	100%	12,656	–	–	174,640	–	–	174,640
9950 Medical Center Drive/Rockville	100%	4,041	–	–	83,137	–	–	83,137
Future development								
9800 Medical Center Drive/Rockville	100%	–	–	–	–	–	64,000	64,000
		26,674	**–**	**103,225**	**257,777**	**–**	**64,000**	**425,002**
Research Triangle Park								
Undergoing construction or pre-construction								
5 Laboratory Drive/Research Triangle Park	100%	29,899	129,857	–	–	–	–	129,857
6 Davis Drive/Research Triangle Park	100%	1,953	–	–	200,000	–	–	200,000
9 Laboratory Drive/Research Triangle Park	100%	1,005	–	–	100,000	–	–	100,000
Future development								
6 Davis Drive/Research Triangle Park	100%	15,174	–	–	–	–	800,000	800,000
Other value-creation projects	100%	4,149	–	–	–	–	76,262	76,262
		52,180	**129,857**	**–**	**300,000**	**–**	**876,262**	**1,306,119**
Other value-creation projects	100%	3,646	–	–	–	–	146,800	146,800
		$ 1,656,027	**489,363**	**2,259,358**	**1,658,777**	**4,649,317**	**2,793,503**	**11,850,318**

Book values as of September 30, 2018.

ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Alexandria’s Strong and Flexible Balance Sheet ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Alexandria’s Financial Strategy Prudent Management of Balance Sheet and Baa1 Continuous Improvement in Credit Profile STABLE IMPROVE CREDIT PROFILE and LONG-TERM COST OF CAPITAL Maintain SOLID CREDIT METRICS Maintain significant balance sheet LIQUIDITY BBB Maintain proven access to DIVERSE SOURCES OF CAPITAL POSITIVE Maintain commitment to LONG-TERM CAPITAL to fund growth Maintain prudent LADDERING OF DEBT MATURITIES ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Alexandria’s Commitment to Enhance Credit Profile Continued Improvement in Cost of Capital MID-2011 TODAY NEAR TERM Baa2 Baa1 Baa1 STABLE STABLE STABLE BBB- BBB BBB+ STABLE POSITIVE STABLE ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Alexandria’s Prudent Management of Balance Sheet and Leverage 8.0x 7.9x 7.0x 6.8x 6.5x 6.6x 6.7x 6.0x <5.5x 5.9x 5.9x 5.0x 5.6x 4.0x 3.0x 2.0x 1.0x ARE1 VTR HPP KRC BXP PGRE DEI HCP SLG Alexandria Other REITs NET DEBT TO ADJUSTED EBITDA2 — 3Q18 ANNUALIZED 1. Represents projected 4Q18 annualized net debt to Adjusted EBITDA as disclosed on October 29, 2018. 3Q18 annualized net debt to Adjusted EBITDA was 5.7x. 2. See Appendix for our definition and calculation for Alexandria’s Adjusted EBITDA. Net debt to Adjusted EBITDA for other companies calculated from each company’s SEC filings. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Alexandria’s Commitment to Long-Term Capital to Fund Growth Disciplined Funding Strategy with Attractive Returns on Investment Invest CASH FLOWS FROM OPERATING ACTIVITIES after dividends SIGNIFICANT INCREASE IN EBITDA provides capacity to debt-fund growth Utilize LONG-TERM FIXED-RATE DEBT on a leverage-neutral basis Reinvest proceeds from SELECT REAL ESTATE SALES/JOINT VENTURES Continue a DISCIPLINED APPROACH to issuances of COMMON STOCK ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Alexandria’s Disciplined Funding Strategy Attractive Cash Yields on Development Projects 7.4% AVERAGE INITIAL STABILIZED YIELD (CASH BASIS)1 1. Represents ground-up developments commenced and delivered since January 1, 2008, comprising 22 projects aggregating 5.2 million RSF. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Alexandria’s Disciplined Funding Strategy Strong Cash Flows from Operating Activities after Dividends Available for Reinvestment at Attractive Yields $190M1 NET CASH PROVIDED BY OPERATING ACTIVITIES AFTER DIVIDENDS 1. Represents midpoint of guidance for net cash provided by operating activities after dividends and distributions to noncontrolling interests as of November 28, 2018. For purposes of this calculation, changes in operating assets and liabilities are excluded as they represent timing differences. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Alexandria’s Disciplined Funding Strategy Access to Attractive Long-Term Fixed-Rate Debt Financing AMOUNT COUPON MATURITY $450M 4.00% 2024 $450M 4.70% 2030 2018 BOND ISSUANCES ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Alexandria’s Debut Green Bond Supports Our Sustainability Commitments Issued on June 12, 2018 $450 million of senior notes due 2024 Demonstrates Alexandria’s financial commitment to high levels of green building Funds projects that have achieved or are targeting LEED® Gold or Platinum certification Aligned with the International Capital Market Association (ICMA) Green Bond Principles ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Alexandria’s Disciplined Approach to Funding Growth at Attractive Rates Embedded EBITDA Growth to Debt Fund Construction on a Leverage-Neutral Basis $1.5B x 8.1% x 5.7x = $700M CIP1 Average 3Q18 Potential future debt funding Yield2 Leverage3 on a leverage-neutral basis 1. As of September 30, 2018. Construction in process excludes $0.1 billion of future development projects and is not included in our 2022 growth strategy. 2. Represents average initial stabilized yield on ground-up developments commenced and delivered since January 1, 2008, comprising 22 projects aggregating 5.2 million RSF. 3. Represents net debt to Adjusted EBITDA for 3Q18 annualized. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Alexandria’s Disciplined Approach for Funding Value-Creation Pipeline Reinvestment of Attractive Cost of Capital 1 2 2018 4.5% – Cap Rate 2014 $1.7B Real Estate Dispositions 1. Includes a sale of a partial interest in a core property located in our Cambridge submarket with proceeds of approximately $400 million or greater, which we expect to close over the next one to three months. 2. Represents weighted-average cash capitalization rate for operating asset dispositions aggregating $1.5 billion. Excludes dispositions of land aggregating $0.2 billion. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Alexandria’s Disciplined Approach to Funding Growth at Attractive Returns Five-Year Average 2014–20181 ($ in Millions) 2 Net Cash Provided by Operating Activities after Dividends $145 3 Long-Term Debt (Significant Growth in EBITDA) $620 Asset Sales (including Joint Ventures) $325 Common Stock 42% 1. Represents five-year average from 2014 to 2018, including the 4Q18 projected results. In addition, includes a sale of a partial interest in a core property located in our Cambridge submarket with proceeds of approximately $400 million or greater, which we expect to close over the next one to three months. See Alexandria's 2019 Guidance section for range of 2019 guidance. 2. Represents net cash provided by operating activities after dividends and distributions to noncontrolling interests. For the purpose of this calculation, changes in operating assets and liabilities are excluded as they represent timing differences. 3. Represents the annual average increase in debt to fund growth on a leverage-neutral basis through growth in EBITDA. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Alexandria’s Prudent Laddering of Debt Maturities Average Remaining Term of 6.1 Years As of September 30, 2018, pro forma for $1,397 extension of $193 million construction loan $1,400 • We will seek opportunities to refinance our from 2019 to 2020 unsecured term loan and secured construction $1,200 loan through the bond market prior to maturity. • We generally amend and extend our unsecured senior line of credit every two to three years. $1,000 • Average outstanding borrowings as of December 31 for the past three years have been $133 million. $800 $704 $605 $600 $600 $557 ($ in Millions)($ $425 $450 $350 $400 $300 $300 NO NEAR-TERM $200 MATURITIES $0 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 Secured notes payable Unsecured senior bank term loan $2.20 billion unsecured senior line of credit Unsecured senior notes payable 1. We have another one-year option to extend the stated maturity date to January 28, 2021, subject to certain conditions. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Alexandria’s Solid Credit Metrics NET DEBT TO ADJUSTED EBITDA1 FIXED-CHARGE COVERAGE RATIO1 5.7x <5.5x >4.1x >4.0x 3Q18 4Q18 3Q18 4Q18 Projected Projected NET DEBT PREFERRED STOCK TO ADJUSTED EBITDA1 NON-INCOME-PRODUCING ASSETS2 5.8x 12% 8% to 12% <5.5x 3Q18 4Q18 3Q18 4Q18 Projected Projected 1. Quarter annualized. 4Q18 Projected represents guidance for each metric disclosed on October 29, 2018. 2. Represents current development and redevelopment and future development of new Class A properties as a percentage of gross investments in real estate. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Alexandria’s Disciplined Management of Unhedged Variable-Rate Debt Goal UNHEDGED VARIABLE-RATE DEBT AS A PERCENTAGE OF TOTAL DEBT 1. Represents guidance for 4Q18 disclosed on October 29, 2018. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Alexandria’s Balance Sheet Flexibility $2.9B 88% SIGNIFICANT LIQUIDITY1 SIGNIFICANT UNENCUMBERED NET OPERATING INCOME2 1. As of September 30, 2018. 2. For the three months ended September 30, 2018. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Alexandria Can Self-Fund Current Projects Undergoing Vertical Construction and Reduce Leverage1 In the Event of a Significant Macro Bear Market Assuming a significant macro bear market through 2020 No Common • No new investments • Fund remaining cost to complete Equity for projects undergoing construction Required • Repay debt maturities2 • Includes an in-process real estate disposition3 1. Computation as of September 30, 2018. Assumes settlement of outstanding equity forward contracts. 2. Assumes extension of debt maturities for options we reasonably control. 3. Includes a sale of a partial interest in a core property located in our Cambridge submarket with proceeds of approximately $400 million or greater, which we expect to close over the next one to three months. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018 Ability to

Alexandria’s 2019 Guidance ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Alexandria’s 2019 Investment Thesis Unique and Differentiated Strategy and Operational Excellence Drive High-Quality Results HIGH-QUALITY PER-SHARE GROWTH Cash Flows FFO UNIQUE STRATEGY NAV Dividends OPERATIONAL EXCELLENCE ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Alexandria’s 2019 Investment Thesis Best-in-Class, Unique Urban Office REIT Strategy & Operational Excellence Continuing STRONG DEMAND FOR ALEXANDRIA’S CLASS A PROPERTIES in AAA urban innovation clusters UNIQUE UNDERWRITING EXPERTISE that enables the selection and diversification of high-quality tenants SEASONED MANAGEMENT TEAM with deep expertise, experience, and relationships Continuing SOLID INTERNAL GROWTH: same property net operating income and rental rate growth SOLID EXTERNAL GROWTH through development/redevelopment and opportunistic land and property acquisitions DISCIPLINED ALLOCATION OF CAPITAL and PRUDENT MANAGEMENT OF BALANCE SHEET to lower long-term cost of capital ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Alexandria’s Strong Growth in Net Asset Value Per Share $136 $125 $111 $101 $87 $70 2013 2014 2015 2016 2017 3Q18 NET ASSET VALUE PER SHARE1 1. Source: Based on average net asset value per share estimates for each year end presented from Bank of America Merrill Lynch, Barclays Capital Inc., Citigroup Global Markets Inc., Evercore ISI, Green Street Advisors, Inc., J.P. Morgan Securities LLC, and UBS Securities LLC. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Alexandria’s Consistent Execution of Funds from Operations Per-Share Growth $1.66 $1.62 $1.64 $1.53 $1.48 $1.50 $1.51 $1.39 $1.42 $1.33 $1.33 $1.34 $1.36 $1.28 $1.31 $1.21 $1.23 $1.16 $1.17 $1.19 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 FUNDS FROM OPERATIONS PER SHARE1 1. Represents funds from operations per share attributable to Alexandria’s common stockholders – diluted, as adjusted. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Alexandria Beats and Raises Guidance $6.55 $6.60 $6.00 $6.02 $5.51 $5.51 $5.20 $5.25 $4.80 $4.70 Initial1 Actual Initial1 Actual Initial1 Actual Initial1 Actual Initial1 Projected2 2014 2015 2016 2017 2018 FUNDS FROM OPERATIONS PER SHARE3 1. Represents the midpoint of our initial guidance range for funds from operations per share – diluted, as adjusted, of each year. 2. Represents the midpoint of our guidance range for 2018 funds from operations per share – diluted, disclosed on October 29, 2018. 3. Represents funds from operations per share attributable to Alexandria’s common stockholders – diluted, as adjusted. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Alexandria’s 2019 Earnings Per Share and Funds from Operations Per Share1 $2.15 $6.95 EARNINGS PER SHARE2 FUNDS FROM OPERATIONS PER SHARE2 See detailed reconciliation in Appendix. 1. Attributable to Alexandria’s common stockholders – diluted, as adjusted. 2. Represents the midpoint of our 2019 guidance range for earnings per share of $2.05 to $2.25 and funds from operations, as adjusted, of $6.85 to $7.05, disclosed on November 28, 2018, and excludes future unrealized gains or losses that could be recognized in earnings from changes in fair value of equity investments after September 30, 2018. Range of 20 cents per share represents +/-2.9% of the midpoint of our 2019 guidance range for funds from operations per share, as adjusted, of $6.95. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Alexandria’s Strong Funds from Operations Per-Share Growth Consistent Execution and Growth +5% +10%1 +9% $6.95 +9% +5% $6.60 +9% $6.02 $5.25 $5.51 $4.80 FUNDS FROM OPERATIONS PER-SHARE GROWTH SINCE 20133 2014 2015 2016 2017 2018 2019 Projected 1 Projected2 FUNDS FROM OPERATIONS PER SHARE4 1. Represents the midpoint of our 2018 guidance range of funds from operations per share of $6.59 to $6.61 disclosed on October 29, 2018. 2. Represents the midpoint of our 2019 guidance range of funds from operations per share of $6.85 to $7.05 disclosed on November 28, 2018. 3. Funds from operations per share – diluted, as adjusted, was $4.40 for the year ended December 31, 2013. 4. Represents growth in funds from operations attributable to Alexandria’s common stockholders per share – diluted, as adjusted. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Alexandria’s Strong Real Estate and Life Science Fundamentals Drive Continued Solid Internal Growth Forecast MIDPOINT OF 2019 GUIDANCE RANGE1 Same property performance: • Net operating income increase 2.0% • Net operating income increase (cash basis) 7.0% Lease renewals and re-leasing of space: • Rental rate increases 26.5% • Rental rate increases (cash basis) 12.5% Occupancy percentage2 as of December 31, 2019 98.0% 1. Represents the midpoints of 2019 guidance ranges as disclosed on November 28, 2018. See following pages for ranges. 2. Represents occupancy percentage of operating properties in North America. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Alexandria’s Continued Strong Same Property Cash Net Operating Income Growth Consistent Execution and Growth 10% 7% 7% AVERAGE 6% 6% 5% 2014 2015 2016 2017 2018 2019 Projected1 Projected2 CASH SAME PROPERTY NET OPERATING INCOME GROWTH 2019 GUIDANCE RANGES FOR SAME PROPERTY NET OPERATING INCOME GROWTH 1.0% to 3.0% | 6.0% to 8.0% (CASH BASIS) 1. Represents the midpoint of our 2018 guidance range for cash same property net operating income growth disclosed on October 29, 2018. 2. Represents the midpoint of our 2019 guidance range for cash same property net operating income growth disclosed on November 28, 2018. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Alexandria’s Continued Strong Rental Rate Growth1 RENTAL RATE GROWTH RENTAL RATE GROWTH (CASH BASIS) 27.6% 26.5% 25.1% 24.0% 12.7% 13.0% 19.6% 12.0% 12.5% AVERAGE 9.9% 13.3% AVERAGE 5.4% 2014 2015 2016 2017 2018 2019 2014 2015 2016 2017 2018 2019 Proje cted2 Proje cted 3 Proje cted2 Proje cted 3 2019 GUIDANCE RANGE 2019 GUIDANCE RANGE 25.0% to 28.0% 11.0% to 14.0% 1. Rental rate growth for renewed and re-leased space. 2. Represents the midpoint of our 2018 guidance range for rental rate growth disclosed on October 29, 2018. 3. Represents the midpoint of our 2019 guidance range for rental rate growth disclosed on November 28, 2018. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Alexandria’s Steady Occupancy 98% 97% 97% 97% 97% 97% AVERAGE 2014 2015 2016 2017 2018 2019 Projected 1 Projected2 OCCUPANCY PERCENTAGE OF OPERATING PROPERTIES IN NORTH AMERICA GUIDANCE RANGE FOR OCCUPANCY PERCENTAGE AS OF DECEMBER 31, 20192 97.7% to 98.3% 1. Represents the midpoint of our 2018 guidance range for occupancy percentage of operating properties in North America as disclosed on October 29, 2018. 2. Represents the midpoint of our 2019 guidance range for occupancy percentage of operating properties in North America as disclosed on November 28, 2018. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Alexandria’s 2019 Guidance Key Sources and Uses of Capital ($ in Millions) Midpoint of 2019 Guidance Range1 Net cash provided by operating activities after dividends $ 190 Incremental debt 465 Real estate dispositions and partial interest sales2: • Executed letter of intent for partial interest sale 4353 • Other 315 Common equity 625 Total Sources of Capital $ 2,030 Construction of Class A properties $ 1,400 Acquisitions 630 Total Uses of Capital $ 2,030 1. Represents the midpoints of 2019 guidance ranges for key sources and uses of capital disclosed on November 28, 2018. See Appendix for ranges. 2. Represents an estimate of proceeds from real estate dispositions and partial interest sales. A portion of the proceeds represents equity-type capital and the remainder represents capital to reduce outstanding debt. 3. Represents an executed letter of intent for a partial interest sale with proceeds of approximately $435 million of a Class A property located in our Cambridge submarket. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Alexandria’s 2019 Guidance Incremental Debt ($ in Millions) Midpoint of 2019 Guidance Range1 Issuance of unsecured senior notes payable $ 650 Repayments of secured notes payable (125) $2.2 billion unsecured senior line credit/other (60) Incremental Debt $ 465 1. Represents the midpoint of our 2019 guidance range for incremental debt disclosed on November 28, 2018. See Appendix for ranges. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Alexandria’s 2019 Strategy to Monetize Non-Real Estate Investments INVESTMENTS IN HIGHLY POTENTIAL PROCEEDS FROM SALES INNOVATIVE ENTITIES1 AVAILABLE FOR RE-INVESTMENT Cost basis $ 622M Unrealized gains 335M $125M $ 957M 1. As of September 30, 2018. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Alexandria’s External Growth PROJECTED DELIVERIES 4Q18 TO 4Q19 2019 CONSTRUCTION SPENDING ($ in Millions) $115M Incremental Annual Net Operating Income Committed projects $ 610 2.7M RSF Projected future projects2 790 87% Percentage Leased1 Midpoint of 2019 projected construction spending $1,400 7.2% Initial Stabilized Yield 6.7% Initial Stabilized Yield (Cash Basis) 1. Represents aggregate leased percentage for total projects aggregating 3.4 million RSF as of November 28, 2018. 2. We generally will not commence new development projects for aboveground construction of new Class A properties without first securing significant pre-leasing for such space, except when there is solid market demand for high-quality Class A properties. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Alexandria’s 2019 Cash Flows After Dividends Growing Cash Flows Fund Investment Opportunities ($ in Millions) $190 $160 2018 2019 Projected1 Projected 1 NET CASH PROVIDED BY OPERATING ACTIVITIES AFTER DIVIDENDS2 1. Represents the midpoints of 2018 and 2019 guidance ranges for net cash provided by operating activities after dividends disclosed on October 29, 2018, and November 28, 2018, respectively. 2. Represents net cash provided by operating activities after dividends and distributions to noncontrolling interests. For the purpose of this calculation, changes in operating assets and liabilities are excluded as they represent timing differences. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Alexandria’s Growth in Cash Flows Supports Growth in Common Stock Dividends Philosophy to Share Growth in Cash Flows with Common Stockholders 2016 2017 2018 Annual Common Stock Dividend1 $3.23 $3.45 $3.69 Growth over Prior Year 6% 7% 7% Low Dividend Payout Ratio2 63% 61% 57% 2019 PROJECTED NET CASH 3 PROVIDED BY OPERATING ACTIVITIES AFTER DIVIDENDS AVAILABLE FOR REINVESTMENT $190M 1. Represents the sum of quarterly dividends declared during each calendar year, except for 2018, which represents 3Q18 YTD plus 4Q18 dividends based on the 3Q18 run rate. 2. The 2016 and 2017 amounts represent the dividend payout ratios for the quarters ended December 31, 2016 and 2017, respectively, and the 2018 amounts represent the dividend payout ratio for 3Q18 annualized. 3. Represents the midpoint of our 2019 guidance range for net cash provided by operating activities after dividends and distributions to noncontrolling interests as of November 28, 2018. For purposes of this calculation, changes in operating assets and liabilities are excluded as they represent timing differences. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Alexandria’s Disciplined Approach to Funding Growth at Attractive Rates Embedded EBITDA Growth to Debt Fund Construction on a Leverage-Neutral Basis $1.5B x 8.1% x 5.7x = $700M CIP1 Average 3Q18 Potential future debt funding Yield2 Leverage3 on a leverage-neutral basis 1. As of September 30, 2018. Construction in process excludes $0.1 billion of future development projects that are not included in our 2022 growth strategy. 2. Represents average initial stabilized yield on ground-up developments commenced and delivered since January 1, 2008, comprising 22 projects aggregating 5.2 million RSF. 3. Represents net debt to Adjusted EBITDA for 3Q18 annualized. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Alexandria’s 2019 Projected Equity-Type Capital Key Components Proceeds from Real Estate Dispositions and Partial Interest Sales 1, 2 Development and Redevelopment 60% Common Equity Acquisitions under Negotiation 25% 1 Additional Target Acquisitions Percentage of Equity-Type Capital 15% Allocated to Value-Added Projects 1. Represents the midpoints of 2019 guidance ranges disclosed on November 28, 2018. See Appendix for ranges. 2. Represents estimate of proceeds from real estate dispositions and partial interest sales. A portion of the proceeds aggregating $750 million represents equity-type capital and the remainder represents capital to reduce outstanding debt. See Key Sources and Uses of Capital in Appendix for information on $435 million partial interest sale under executed letter of intent. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Alexandria's 2019 Guidance

Solid Credit Metrics

NET DEBT TO ADJUSTED EBITDA[1]


5.7x
<5.5x
≤5.3x
<5.0x
3Q18
4Q18 Projected[2]
4Q19 Projected[3]
Goal

FIXED-CHARGE COVERAGE RATIO[1]


4.1x
>4.0x
>4.0x
3Q18
4Q18 Projected[2]
4Q19 Projected[3]

NET DEBT AND PREFERRED STOCK TO ADJUSTED EBITDA[1]


5.8x
<5.5x
≤5.4x
<5.0x
3Q18
4Q18 Projected[2]
4Q19 Projected[3]
Goal

NON-INCOME-PRODUCING ASSETS[4]


12%
8% to 12%
8% to 12%
3Q18
4Q18 Projected[2]
4Q19 Projected[3]

1. Quarter annualized. Goal for net debt to adjusted EBITDA and net debt and preferred stock to adjusted EBITDA represents 4Q annualized.
2. Represents our 2018 guidance range disclosed on October 29, 2018.
3. Represents our 2019 guidance range disclosed on November 28, 2018.
4. Represents current development and redevelopment, near-term, intermediate-term, and future development of new Class A properties as a percentage of gross investments in real estate.

ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Alexandria’s 2019 General and Administrative Expenses Guidance Consistent with Growth in Business ($ in Millions) 39.5% 17.1% 15.0% 9% 14.2% 13.7% to 12.8% 12.9% 12.2% 12.4% 11% 11.8% 9.6% 9.9% 9.2% 8.6% 9.0% 8.2% 7.4% 7.6% 7.7% 6.6% 5.7% 6.1% 6.1% BXP DEI OFC FSP CMCT NRE BDN CUZ HIW SLG PDM ESRT CIO ARE DEA PGRE KRC CLI TIER HPP GOV SIR CXP EQC Alexandria1 Other REITs2 GENERAL AND ADMINISTRATIVE EXPENSES AS A PERCENTAGE OF NET OPERATING INCOME 2019 GUIDANCE RANGE $108 to $113 1. Represents our 2019 guidance range disclosed on November 28, 2018. 2. Source: Based on data from S&P Global Market Intelligence and SEC filings for 3Q18 YTD. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Alexandria’s 2019 Guidance for Certain Key Income Statement Items ($ in Millions) Straight-Line Rent Revenue1 Interest Expense1 CAPITALIZATION OF INTEREST $95 – $105 $76 – $86 Approximately 45% of straight-line rent revenue represents initial free rent on recently delivered and INTEREST EXPENSE expected 2019 deliveries of new Class A properties $172 – $182 1. Represents our 2019 guidance range disclosed on November 28, 2018. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Appendix ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Appendix: Definitions Adjusted EBITDA and Adjusted We use Adjusted EBITDA as a supplemental performance measure of our operations, for financial and operational decision-making, and as a supplemental or additional means of evaluating period-to-period comparisons on a consistent basis. Adjusted EBITDA is calculated as earnings before interest, taxes, depreciation, EBITDA margins and amortization (“EBITDA”), excluding stock compensation expense, gains or losses on early extinguishment of debt, gains or losses on sales of real estate and land parcels, unrealized gains or losses on non-real estate investments, and impairments. We believe Adjusted EBITDA provides investors with relevant and useful information as it allows investors to evaluate our operating performance without having to account for differences recognized because of real estate investment and disposition decisions, financing decisions, capital structure, capital market transactions, and variances resulting from the volatility of market conditions outside of our control. For example, we exclude gains or losses on the early extinguishment of debt to allow investors to measure our performance independent of our capital structure and indebtedness. We believe that adjusting for the effects of impairments and gains or losses on sales of real estate allows investors to evaluate performance from period to period on a consistent basis without having to account for differences recognized because of real estate investment and disposition decisions. We believe that excluding charges related to share- based compensation and unrealized gains or losses on non-real estate investments facilitates for investors a comparison of our operations across periods without the variances caused by the volatility of the amounts (which depends on market forces outside our control). Adjusted EBITDA has limitations as a measure of our performance. Adjusted EBITDA does not reflect our historical expenditures or future requirements for capital expenditures or contractual commitments. While Adjusted EBITDA is a relevant measure of performance, it does not represent net income or cash flows from operations calculated and presented in accordance with GAAP, and it should not be considered as an alternative to those indicators in evaluating performance or liquidity. Annual rental revenue Annual rental revenue represents the annualized fixed base rental amount, in effect as of the end of the period, related to our operating RSF. Annual rental revenue is presented using 100% of the annual rental revenue of our consolidated properties and our share of annual rental revenue for our unconsolidated real estate joint ventures. Annual rental revenue per RSF is computed by dividing annual rental revenue by the sum of 100% of the RSF of our consolidated properties and our share of the RSF of properties held in unconsolidated real estate joint ventures. As of September 30, 2018, approximately 97% of our leases (on an RSF basis) were triple net leases, which require tenants to pay substantially all real estate taxes, insurance, utilities, common area expenses, and other operating expenses (including increases thereto) in addition to base rent. Annual rental revenue excludes these operating expenses recovered from our tenants. Amounts recovered from our tenants related to these operating expenses are classified in tenant recoveries in our consolidated statements of income. Annual rental revenue as presented in these materials also excludes the potential impact of tenant recoveries that may be classified as rental revenue pursuant to new lease accounting rules that are effective on January 1, 2019. Investment-grade or publicly Represents tenants that are investment-grade rated or publicly traded companies with an average daily market capitalization greater than $10 billion for the 12 months ended September 30, 2018, as reported by Bloomberg Professional Services. In addition, we monitor the credit quality and related material changes of traded large cap tenants our tenants. Material changes that cause a tenant’s market capitalization to decline below $10 billion, which are not immediately reflected in the 12 month average, may result in their exclusion from this measure. Net debt to Adjusted EBITDA and Net debt to Adjusted EBITDA and net debt and preferred stock to Adjusted EBITDA are non-GAAP financial measures that we believe are useful to investors as supplemental measures in evaluating our balance sheet leverage. Net debt is equal to the sum of total consolidated debt less cash, cash equivalents, and net debt and preferred stock to restricted cash. Net debt and preferred stock is equal to the sum of net debt, as discussed above, plus preferred stock outstanding as of the end of the period. See Adjusted EBITDA definition of Adjusted EBITDA for further information on the calculation of Adjusted EBITDA. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Appendix: Alexandria’s 2019 Guidance Key Sources and Uses of Capital ($ in Millions) RANGE1 Net cash provided by operating activities after dividends $ 170 $ 210 Incremental debt 485 445 Real estate dispositions and partial interest sales2: • Executed letter of intent for partial interest sale 4353 4353 • Other 265 365 Common equity 575 675 Total Sources of Capital $ 1,930 $ 2,130 Construction of Class A properties $ 1,350 $ 1,450 Acquisitions 580 680 Total Uses of Capital $ 1,930 $ 2,130 1. Represents 2019 guidance ranges disclosed on November 28, 2018. 2. Represents an estimate of proceeds from real estate dispositions and partial interest sales. A portion of the proceeds represents equity-type capital and the remainder represents capital to reduce outstanding debt. 3. Represents an executed letter of intent for a partial interest sale with proceeds of approximately $435 million of a Class A property located in our Cambridge submarket. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Appendix: Alexandria’s 2019 Guidance Incremental Debt ($ in Millions) RANGE1 Issuance of unsecured senior notes payable $ 600 $ 700 Repayments of secured notes payable (120) (130) $2.2 billion unsecured senior line credit/other 5 (125) Incremental Debt $ 485 $ 445 1. Represents 2019 guidance ranges disclosed on November 28, 2018. ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Appendix: Funds From Operations Per Share, as Adjusted – By Year

FUNDS FROM OPERATIONS PER SHARE, AS ADJUSTED - BY YEAR	2013	2014	2015	2016	2017	PROJECTED 2018	PROJECTED 2019
Net income (loss) per share attributable to Alexandria Real Estate Equities, Inc.'s common stockholders	$ 1.60	$ 1.01	$ 1.63	$ (1.99)	$ 1.58	$ 4.34 to 4.36	$ 2.05 to 2.25
Depreciation and amortization	2.80	3.15	3.64	4.02	4.35	4.50	4.77
Our share of gain on sale of real estate from unconsolidated JVs	-	-	-	-	(0.15)	-	-
Gain on sales of real estate - rental properties	-	(0.03)	(0.17)	(0.05)	-	(0.35)	-
Impairment of real estate - rental properties	-	0.38	0.33	1.29	-	-	-
Gain on sales of real estate - land parcels	(0.07)	(0.09)	-	-	-	-	-
Allocation to unvested restricted stock awards	-	-	-	-	-	(0.06)	(0.03)
Funds from operations per share attributable to Alexandria Real Estate Equities, Inc.'s common stockholders - diluted	4.33	4.42	5.43	3.27	5.78	8.43 to 8.45	6.79 to 6.99
Unrealized gains on non-real estate investments	-	-	-	-	-	(1.90)	-
Realized gains on non-real estate investments	-	-	(0.18)	(0.06)	-	(0.08)	-
Impairments of real estate - land parcels and non-real estate investments	0.01	0.34	-	1.47	0.09	0.06	-
Acquisition-related expenses	0.02	-	-	-	-	-	-
Loss on early extinguishment of debt	0.04	0.01	-	0.04	0.03	-	0.06
Preferred stock redemption charge	-	0.03	-	0.79	0.12	0.02	-
Allocation to unvested restricted stock awards	-	-	-	-	-	0.03	-
Other	-	-	-	-	-	0.03	-
Funds from operations per share attributable to Alexandria Real Estate Equities, Inc.'s common stockholders - diluted, as adjusted	$ 4.40	$ 4.80	$ 5.25	$ 5.51	$ 6.02	$ 6.59 to 6.61	$ 6.85 to 7.05

ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Appendix: Funds From Operations Per Share, as Adjusted — By Quarter FUNDS FROM OPERATIONS PER SHARE, AS ADJUSTED – BY QUARTER 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 Net income (loss) per share attributable to Alexandria Real Estate Equities, Inc.’s common stockholders $ 0.51 $ 0.46 $ 0.39 $ 0.39 $ (0.23) $ 0.25 $ 0.44 $ 0.46 $ 0.49 $ (0.05) $ (1.72) $ 0.07 $ (0.31) $ 0.29 $ 0.35 $ 0.55 $ 0.38 $ 1.32 $ 0.51 $ 1.99 Depreciation and amortization 0.68 0.71 0.81 0.81 0.82 0.83 0.87 0.95 1.00 0.95 0.92 0.97 1.15 1.06 1.10 1.11 1.08 1.08 1.13 1.11 Our share of gain on sales of real estate from unconsolidated JVs - - - - - - - - - - - - - - - (0.15) - - - (0.34) Gain on sales of real estate – rental properties - - - - (0.03) - - - (0.17) - - - (0.05) - - - - - - - Impairment of real estate – rental properties - - - - 0.38 0.20 - - 0.12 - 1.19 0.08 0.05 - - - - - - - Gain on sales of real estate – land parcels (0.06) - (0.01) - (0.08) - - - - - - - - - - - - - - - Assumed conversion of 7.00% Series D cumulative convertible preferred stock - - - - - - - - - - - - - - - - - 0.01 Allocation to unvested restricted stock awards - - - - - - - - - - - - - - - - - - (0.01) (0.01) Funds from operations per share attributable to Alexandria Real Estate Equities, Inc.’s common stockholders – diluted 1.13 1.17 1.19 1.20 0.86 1.28 1.31 1.41 1.44 0.90 0.39 1.12 0.84 1.35 1.45 1.51 1.46 2.41 1.63 2.75 Unrealized gains on non-real estate investments - - - - - - - - - - - - - - - - - (0.70) (0.05) (1.11) Realized gains on non-real estate investments - - - - - - - (0.08) (0.11) - (0.06) - - - - - - (0.08) - - Impairments of real estate – land parcels and non-real estate investments 0.01 - - - 0.34 - - - - 0.40 0.90 0.06 0.15 - 0.05 - 0.04 - 0.06 - Acquisition-related expenses 0.02 - - - - - - - - - - - - - - - - - - - Loss on early extinguishment of debt - - - 0.01 - - - - - - - 0.04 - 0.01 - - 0.03 - - 0.01 Our share of gain on early extinguishment of debt from unconsolidated real estate JVs - - - - - - - - - - - - - - - - - - - (0.01) Preferred stock redemption charge - - - - 0.03 - - - - 0.04 0.13 0.17 0.43 0.12 - - - - - - Removal of assumed conversion of 7.00% Series D cumulative convertible preferred stock - - - - - - - - - - - - - - - - - (0.01) - - Allocation to unvested restricted stock awards - - - - - - - - - - - - - - - - - - - 0.02 Funds from operations per share attributable to Alexandria Real Estate Equities, Inc.’s common stockholders – diluted, as adjusted $ 1.16 $ 1.17 $ 1.19 $ 1.21 $ 1.23 $ 1.28 $ 1.31 $ 1.33 $ 1.33 $ 1.34 $ 1.36 $ 1.39 $ 1.42 $ 1.48 $ 1.50 $ 1.51 $ 1.53 $ 1.62 $ 1.64 $ 1.66 ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Appendix: Cash Net Operating Income ($ in Thousands) 2009 2010 2011 2012 2013 2014 2015 2016 2017 Total revenue $ 455,824 $ 460,621 $ 548,225 $ 586,073 $ 631,151 $ 726,877 $ 843,474 $ 921,706 $ 1,128,097 Rental operations 112,639 123,309 159,567 174,523 189,039 219,164 261,232 278,408 325,609 Net operating income 343,185 337,312 388,658 411,550 442,112 507,713 582,242 643,298 802,488 Straight-line rent revenue (14,379) (22,832) (26,797) (28,456) (27,935) (45,534) (50,379) (51,672) (107,643) Amortization of acquired below-market leases (9,448) (7,868) (9,332) (3,200) (3,316) (2,845) (6,118) (5,723) (19,055) Cash net operating income $ 319,358 $ 306,612 $ 352,529 $ 379,894 $ 410,861 $ 459,334 $ 525,745 $ 585,903 $ 675,790 ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Appendix: Adjusted EBITDA and Adjusted EBITDA Margin ($ in Thousands) SEPTEMBER 30, 2018 THREE MONTHS NINE MONTHS ENDED ENDED Net income $ 219,359 $ 421,424 Interest expense 42,244 117,256 Income taxes 568 2,614 Depreciation and amortization 119,600 352,671 Stock compensation expense 9,986 25,209 Loss on early extinguishment of debt 1,122 1,122 Our share of gain on early extinguishment of debt from unconsolidated real estate JVs (761) (761) Our share of gain on sale of real estate from unconsolidated real estate JVs (35,678) (35,678) Unrealized gain on non-real estate investments (117,188) (194,484) Impairment of real estate and non-real estate investments - 6,311 Adjusted EBITDA $ 239,252 $ 695,684 Revenues $ 341,823 $ 986,996 Realized gains on non-real estate investments 5,015 25,810 Revenues, as adjusted $ 346,838 $ 1,012,806 Adjusted EBITDA margins 69% 69% ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Appendix: Net Debt to Adjusted EBITDA and Net Debt and Preferred Stock to Adjusted EBITDA ($ in Thousands) 3Q18 Adjusted EBITDA $ 239,252 Adjusted EBITDA (annualized) $ 957,008 Secured notes payable $ 632,792 Unsecured senior notes payable 4,290,906 Unsecured senior line of credit 413,000 Unsecured senior bank term loan 347,306 Unamortized deferred financing costs 33,008 Cash and cash equivalents (204,181) Restricted cash (29,699) Net debt $ 5,483,132 7.00% Series D cumulative convertible preferred stock $ 74,386 Net debt and preferred stock $ 5,557,518 Net debt to Adjusted EBITDA – quarter annualized 5.7x Net debt and preferred stock to Adjusted EBITDA – quarter annualized 5.8x ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018

Appendix: Other Non-GAAP Measures ($ in Thousands) FIXED-CHARGE COVERAGE RATIO UNENCUMBERED NET OPERATING INCOME 3Q18 Adjusted EBITDA $ 239,252 3Q18 Unencumbered net operating income $ 213,107 Interest expense $ 42,244 Encumbered net operating income 28,957 Capitalized interest 17,431 Total net operating income $ 242,064 Amortization of loan fees (2,734) Amortization of debt premiums 614 Cash interest 57,555 Unencumbered net operating income as a Dividends on preferred stock 1,301 percentage of total net operating income 88% Fixed charges $ 58,856 Fixed-charge coverage ratio – quarter annualized 4.1x ALEXANDRIA REAL ESTATE EQUITIES, INC. | Confidential and Proprietary | Do Not Copy or Distribute | All Rights Reserved © 2018